UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ALSET CAPITAL ACQUISITION CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ALSET CAPITAL ACQUISITION CORP.

4800 Montgomery LN STE 210

Bethesda, MD 20814

TO BE HELD APRIL [*], 2023

TO THE STOCKHOLDERS OF

ALSET CAPITAL ACQUISITION CORP.

On behalf of the Board of Directors of Alset Capital Acquisition Corp. (the “Company” or “we”), I invite you to attend our Special Meeting of Stockholders (the “Special Meeting”). We hope you can join us. The Special Meeting will be held at [*] a.m. Eastern Time on April [*], 2023. Due to the COVID-19 pandemic, the Company will be holding the Special Meeting via webcast at www.virtualshareholdermeeting.com/[*]:

The Notice of Special Meeting of Stockholders, the proxy statement and the proxy card accompany this letter are also available at the following webpage: materials.proxyvote.com/[*]. We are first mailing these materials to our stockholders on or about [*], April [*], 2023.

As discussed in the enclosed proxy statement, the purpose of the Special Meeting is to consider and vote upon the following proposals:

(i) Proposal 1 - A proposal to amend the Company’s Certificate of Incorporation (the “Charter”), to extend the date by which the Company has to consummate a business combination up to twelve (12) times (the “Extension Amendment”), each such extension for an additional one (1) month period (each an “Extension”), from May 3, 2023, to May 3, 2024 (such date actually extended being referred to as the “Extended Termination Date”) (we refer to this proposal as the “Extension Proposal”);

(ii) Proposal 2 - A proposal to amend the Company’s investment management trust agreement, dated as of January 31, 2022 (the “Trust Agreement”), by and between the Company and Wilmington Trust, National Association (the “Trustee”), allowing the Company to extend the Extended Termination Date another twelve (12) times, each such extension for an additional one (1) month period, until November 3, 2023, by depositing into the Trust Account one-third of 1% of the funds remaining in the Trust Account following any redemptions in connection with the approval of the Extension Proposal at this Special Meeting (the “Extension Payment”) for each one-month Extension (the “Trust Amendment”) (we refer to this proposal as the “Trust Amendment Proposal”);

(iii) Proposal 3 - A proposal to amend the Company’s Charter to expand the methods that the Company may employ to not become subject to the “penny stock” rules of the Securities and Exchange Commission (the “SEC”) (we refer to this proposal as the “NTA Requirement Amendment Proposal”); and

(iv) Proposal 4 - A proposal to direct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Proposal and NTA Requirement Amendment Proposal (we refer to this proposal as the “Adjournment Proposal”).

The Company has identified a potential business combination target company (the “Target”) for an initial business combination (the “Proposed Business Combination”). The Company believes the Target is a compelling opportunity for the Company’s initial business combination and is currently in the process of completing an initial business combination involving the Target.

The purpose of the Extension Proposal and the Trust Amendment Proposal is to allow the Company additional time to complete the Proposed Business Combination or any potential alternative initial business combination. The Company’s prospectus for its initial public offering (“IPO”) and its Charter provided that the Company had until May 3, 2023 (the “Original Termination Date”) to complete an initial business combination. There was not sufficient time before May 3, 2023, for the Company to complete the Proposed Business Combination given the projected timetable for finalizing a registration statement under the Securities Act of 1933, as amended, on Form S-4 (the “Proposed Business Combination Registration Statement”) and having it declared effective by the SEC prior to holding a special meeting of the Company to consider the Proposed Business Combination. Accordingly, the Board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate an initial business combination.

If the Extension Proposal and the Trust Amendment Proposal are approved, the Company would have up to an additional twelve months after the Original Termination Date to consummate the Proposed Business Combination or any potential alternative initial business combination, until May 3, 2024, which is a total of up to 27 months to complete an initial business combination after the Company’s IPO.

Upon the closing of the Company’s IPO, approximately $87 million was placed in a trust account (“Trust Account”) with Wilmington Trust, National Association, acting as trustee, and held as cash or invested only in U.S. government securities.

The Board has fixed the close of business on [*], 2023, as the record date for determining the Company’s stockholders entitled to receive notice of and to vote at the Special Meeting and any adjournment thereof (the “Record Date”). On the Record Date, there were (i) 9,098,750 outstanding shares of Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), consisting of 473,750 shares of Class A Common Stock held by Alset Acquisition Sponsor, LLC (the “Sponsor”) and 8,625,000 public shares of Class A Common Stock issued to investors in the IPO (the “Public Shares”) and (ii) 2,156,250 outstanding shares of Class B common stock, $0.0001 par value per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”)) held by the Sponsor. The Company’s warrants (the “Warrants”) do not have voting rights, until these Warrants are exercised. Only holders of record of the Company’s Class A Common Stock and Class B Common Stock on the Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

Each of the Extension Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement.

The purpose of the Extension Proposal and the Trust Amendment Proposal is to allow the Company more time to complete its proposed business combination. The purpose of the NTA Requirement Amendment Proposal is to add an additional basis on which the Company may rely, as it has since its IPO, to not be subject to the “penny stock” rules of the SEC.

The Company’s current Charter and current Trust Agreement provided that the Company had only until May 3, 2023, to complete a business combination (i.e., 12 months from the consummation of the IPO) unless the Sponsor deposits $880,000 in the Trust Account for each of two permitted three-month extensions. Based upon the current market conditions, the Sponsor is unwilling to deposit this amount and is seeking the Extension Amendment and the Trust Amendment to bring the extension fee to an amount more in line with current market conditions. If both the Extension Proposal and the Trust Amendment Proposal are approved, the Company will instead have the right to extend the time to consummate a business combination from May 3, 2023, on a month-to-month and as needed basis, until May 3, 2024 (which is 27 months from the consummation of the IPO).

On September 9, 2022, the Company entered into an Agreement and Plan of Merger (as it may be amended and/or restated from time to time, the “Merger Agreement”), by and among the Company, HWH Merger Sub, Inc. (“Merger Sub”), a Nevada corporation, and HWH International., Inc., a Nevada Corporation and a wholly owned subsidiary of the Company (“HWH”), pursuant to which Merger Sub will merge with and into HWH with HWH surviving the merger as a wholly-owned subsidiary of the Company (the “Proposed Business Combination”). In addition, in connection with the consummation of the Proposed Business Combination, the Company will be renamed “HWH International Inc.” (“New HWH”).

The Merger Agreement provides that the Company has agreed to acquire all of the outstanding equity interests of HWH in exchange for an aggregate purchase price of $125,000,000-worth of shares of Common Stock (the “Merger Consideration Shares”).

In accordance with the terms and subject to the conditions of the Merger Agreement, at the effective time of the merger (the “Effective Time”), each of HWH’s issued and outstanding ordinary shares (including the shares issued upon conversion of all of HWH’s outstanding convertible debt, which conversion shall have occurred prior to the consummation of the Proposed Business Combination) immediately prior to the Effective Time shall be exchanged for and otherwise converted into the right to receive the applicable Merger Consideration per share pursuant to the Merger Agreement.

The Company’s Sponsor has agreed that if the Extension Proposal and the Trust Amendment Proposal are approved, it will contribute to the Trust Account one-third of 1% of the funds remaining in the Trust Account following any redemptions in connection with the approval of the Extension Proposal at this Special Meeting for each one-month Extension, paid on a month-to-month and as-needed basis (each being referred to herein as a “Contribution”), upon five days’ advance notice prior to the applicable deadlines, to extend the Combination Period for an additional one (1) month period each time, for up to twelve (12) times, until May 3, 2023. Each Contribution will be deposited in the Trust Account within two (2) business days prior to the beginning of the additional extension period (or portion thereof), other than the first Contribution which will be made on the day of the approval of the Trust Amendment Proposal.

The Sponsor will not make any Contribution unless the Extension Proposal and the Trust Amendment Proposal are both approved and the Extension Termination Date is extended. The Contribution(s) will not bear any interest. The Contributions will be lost if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. The Company will have the sole discretion whether to continue extending the time to complete a business combination until the Extended Termination Date, and if the Company determines not to continue extending for an additional period, any obligation to make additional Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Termination Date and does not wish to seek an additional Extension, the Company would wind up the Company’s affairs and redeem 100% of the outstanding Public Shares in accordance with the same procedures set forth below that would be applicable if the Extension Proposal and the Trust Amendment Proposal are not approved.

Background

The Company was incorporated in Delaware on October 20, 2021, and was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar Business Combination with one or more businesses or entities. As disclosed in the Company’s prospectus dated January 13, 2022, pursuant to the Trust Agreement, and the Company’s Charter, the Company had until May 3, 2023, to complete the Business Combination.

If the Company were unable to complete its initial business combination within such period (or as extended as described herein), it would (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and its board of directors, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Public stockholders will also forfeit the Warrants included in the units sold in the IPO.

The Company and the other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Proposed Business Combination and finalizing the Proposed Business Combination Registration Statement relating to the transaction, but have determined that there was not sufficient time before May 3, 2023, to hold a Special Meeting to obtain stockholder approval of, and to consummate, the Business Combination. Accordingly, the Company’s board has determined that, given the Company’s expenditure of time, effort and money on identifying HWH as a target business and completing its initial business combination, it is in the best interests of its stockholders to approve the Extension Proposal and the Trust Amendment Proposal in order to amend the Charter and to amend the Trust Agreement. Assuming that the Extension Proposal and the Trust Amendment Proposal are so approved, and both the Charter and the Trust Agreement are amended, the Company will have to consummate an initial business combination before the Extended Termination Date.

You are not being asked to vote on any business combination at this time. If the Extension Proposal, the Trust Amendment Proposal, and the NTA Requirement Amendment Proposal are implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

If the Company’s board of directors determines that the Company will not be able to consummate an initial business combination by the Extended Termination Date, the Company would then look to wind up the Company’s affairs and redeem 100% of the outstanding Public Shares.

In connection with the Extension Proposal and the NTA Requirement Amendment Proposal, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal and the Adjournment, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Proposal, the Trust Amendment Proposal and NTA Requirement Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the proposed business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Proposal and NTA Requirement Amendment Proposal. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $88million of marketable securities as of December 31, 2022. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Termination Date. Our Sponsor owns an aggregate of 2,630,000 shares of our Common Stock, which includes 2,156,250 shares of Class B Common Stock, which we refer to as the “Founder Shares”, that were issued prior to our IPO and 473,750 shares of Class A Common Stock that were part of the private units purchased by our Sponsor in a private placement which occurred simultaneously with the completion of the IPO (the “Private Placement Shares”).

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or April [*], 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of December 31, 2022, there was approximately $88million in the Trust Account and the current redemption price per share is approximately $10.12 (after taking into account the removal of the accrued interest in the Trust Account to pay our taxes). The closing price of the Company’s Class A Common Stock on December 30, 2022, was $10.05. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares of Class A Common Stock.

If the Extension Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal and the Adjournment proposals are not approved, and we do not consummate a business combination by May 3, 2024 , as contemplated by our IPO prospectus and in accordance with our Charter and the Trust Agreement, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and its board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our Warrants, which will be worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of the Founder Shares or the Private Placement Shares.

Subject to the foregoing, the affirmative vote of at least 65% of the Company’s outstanding common stock, including the Founder Shares and the Private Placement Shares, will be required to approve the Extension Proposal, the Trust Amendment Proposal and NTA Requirement Amendment Proposal. The approval of the Extension Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Extension Proposal unless our stockholders approve both the Extension Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Proposal, the Trust Amendment Proposal, and the NTA Requirement Amendment Proposal, our board will retain the right to abandon and not implement the Extension Proposal, the Trust Amendment Proposal, and the NTA Requirement Amendment Proposal at any time without any further action by our stockholders.

Our board has fixed the close of business on [*], 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the board of directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the proxy statement containing detailed information concerning the Extension Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

Sincerely,

/s/ Heng Fai Ambrose Chan
Heng Fai Ambrose Chan
Chief Executive Officer

April [*], 2023

ALSET CAPITAL ACQUISITION CORP.

4800 Montgomery LN STE 210

Bethesda, MD 20814

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [*], 2023

[*], 2023

To the Stockholders of Alset Capital Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Alset Capital Acquisition Corp. (“the Company”), a Delaware corporation, will be held on [*], 2023, at [*] a.m. Eastern Time. Due to the COVID-19 pandemic, the Company will be holding the Special Meeting via teleconference via webcast at www.virtualshareholdermeeting.com/[*]:

The Notice of Special Meeting of Stockholders, the proxy statement and the proxy card are also available at the following webpage (information, webcast, telephone access and replay): materials.proxyvote.com/[*].

The purpose of the Special Meeting will be to consider and vote upon the following proposals:

1. a proposal to amend the Company’s Certificate of Incorporation (the “Charter”), to extend the date by which the Company has to consummate a business combination on a month-to-month basis up to twelve (12) times (the “Extension Amendment”), each such extension for an additional one (1) month period (each an “Extension”) from May 3, 2023, to May 3, 2024(the latest such date actually extended being referred to as the “Extended Termination Date”) (we refer to this proposal as the “Extension Proposal”);

2. a proposal to amend the Company’s investment management trust agreement, dated as of January 31, 2022 (the “Trust Agreement”), by and between the Company and Wilmington Trust, National Association (the “Trustee”), allowing the Company to extend the Extended Termination Date from May 3, 2023, up to twelve (12) times, each such Extension for an additional one (1) month period, until May 3, 2024 , by depositing into the Trust Account one-third of 1% of the funds remaining in the Trust Account following any redemptions in connection with the approval of the Extension Proposal at this Special Meeting (the “Extension Payment”) for each one-month Extension (the “Trust Amendment”), (we refer to this proposal as the “Trust Amendment Proposal”);

3. a proposal to amend the Company’s Charter to expand the methods that the Company may employ to not become subject to the “penny stock” rules of the SEC (we refer to this proposal as the “NTA Requirement Amendment Proposal”); and

4. a proposal to direct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Proposal and NTA Requirement Amendment Proposal (we refer to this proposal as the “Adjournment Proposal”).

The Board of Directors has fixed the close of business on [*], 2023, as the record date for the Special Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Special Meeting or any adjournment or adjournments thereof.

Bethesda, Maryland [*], 2023

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE SPECIAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [*], 2023. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT materials.proxyvote.com/[*].

ALSET CAPITAL ACQUISITION CORP.

4800 Montgomery LN STE 210

Bethesda, MD 20814

PRELIMINARY PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD [*], 2023

FIRST MAILED ON OR ABOUT [*], 2023

Date, Time and Place of the Special Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Alset Capital Acquisition Corp. (“the Company” or “we”), a Delaware corporation, in connection with the Special Meeting of Stockholders to be held on [*], 2023, at [*] a.m. Eastern time for the purposes set forth in the accompanying Notice of Meeting. Due to the COVID-19 pandemic, the Company will be holding the Special Meeting, and any adjournments via webcast at www.virtualshareholdermeeting.com/[*]:

The principal executive office of the Company is 4800 Montgomery LN STE 210, Bethesda, MD 20814, and its telephone number, including area code, is (301) 971 3955.

Purpose of the Special Meeting

At the Special Meeting, you will be asked to consider and vote upon the following matters:

1.	Proposal 1 – A proposal to amend the Company’s Certificate of incorporation (the “Charter”), to extend the date by which the Company has to consummate a business combination up to twelve (12) times (the “Extension Amendment”), each such extension for an additional one (1) month period (each an “Extension”), from May 3, 2023, to May 3, 2024(such date actually extended being referred to as the “Extended Termination Date”) (we refer to this proposal as the “Extension Proposal”);

2.	Proposal 2 - A proposal to amend the Company’s investment management trust agreement, dated as of January 31, 2022 (the “Trust Agreement”), by and between the Company and Wilmington Trust, National Association (the “Trustee”), allowing the Company to extend the Extended Termination Date another twelve (12) times, each such extension for an additional one (1) month period, until May 3, 2024, by depositing into the Trust Account one-third of 1% of the funds remaining in the Trust Account following any redemptions in connection with the approval of the Extension Proposal at this Special Meeting (the “Extension Payment”) for each one-month Extension (the “Trust Amendment”) (we refer to this proposal as the “Trust Amendment Proposal”);

3.	Proposal 3 — A proposal to amend the Company’s Charter to expand the methods that the Company may employ to not become subject to the “penny stock” rules of the SEC (we refer to this proposal as the “NTA Requirement Amendment Proposal”); and

4.	Proposal 4 - A proposal to direct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Proposal and NTA Requirement Amendment Proposal (we refer to this proposal as the “Adjournment Proposal”).

Background

The Company was incorporated in Delaware on October 20, 2021, and was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar Business Combination with one or more businesses or entities. The Company’s current Charter and current Trust Agreement provides that the Company had only until May 3, 2023, to complete a business combination (i.e., 12  months from the consummation of the IPO) unless the Sponsor of the Company deposits $880,000 in the Trust Account for each of two permitted three-month extensions. Based upon market conditions the Sponsor is unwilling to deposit this amount and is seeking the Extension Amendment and the Trust Amendment to bring the extension fee to an amount more in line with current market conditions. If both the Extension Proposal and the Trust Amendment Proposal are approved, the Company will instead have the right to extend the time to consummate a business combination from May 3, 2023, on a month-to-month and as needed basis, until May 3, 2024 (27 months from the consummation of the IPO).

If the Company were unable to complete its initial business combination within such period (or as extended as described herein), it would (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and its board of directors, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Public stockholders will also forfeit the Warrants included in the units sold in the IPO.

The Company and the other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Proposed Business Combination and finalizing the Proposed Business Combination Registration Statement relating to the transaction, but have determined that there will not be sufficient time before May 3, 2023, to hold a Special Meeting to obtain stockholder approval of, and to consummate, the Business Combination. Accordingly, the Company’s board has determined that, given the Company’s expenditure of time, effort and money on identifying HWH as a target business and completing its initial business combination, it is in the best interests of its stockholders to approve the Extension Proposal and the Trust Amendment Proposal in order to amend the Charter and to amend the Trust Agreement. Assuming that the Extension Proposal and the Trust Amendment Proposal are so approved, and both the Charter and the Trust Agreement are amended, the Company will have to consummate an initial business combination before the Extended Termination Date.

If the Extension Proposal and the Trust Amendment Proposal are approved, the Company would have up to an additional twelve months after the Original Termination Date to consummate the Proposed Business Combination or any potential alternative initial business combination, until May 3, 2024, which is a total of up to 27 months to complete an initial business combination after the Company’s IPO.

Upon the closing of the Company’s IPO, approximately $87 million was placed in a trust account (“Trust Account”) located in the United States with Wilmington Trust, National Association, acting as trustee, and held as cash or invested only in U.S. government securities.

The Board has fixed the close of business on [*], 2023, as the record date for determining the Company’s stockholders entitled to receive notice of and to vote at the Special Meeting and any adjournment thereof (the “Record Date”). On the Record Date, there were (i) 9,098,750 outstanding shares of Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), consisting of 473,750 shares of Class A Common Stock held by Alset Acquisition Sponsor, LLC (the “Sponsor”) and 8,625,000 public shares of Class A Common Stock issued to investors in the IPO (the “Public Shares”) and (ii) 2,156,250 outstanding shares of Class B common stock, $0.0001 par value per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”)) held by the Sponsor. The Company’s warrants (the “Warrants”) do not have voting rights, until these Warrants are exercised. Only holders of record of the Company’s Class A Common Stock and Class B Common Stock on the Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

On September 9, 2022, the Company entered into an Agreement and Plan of Merger (as it may be amended and/or restated from time to time, the “Merger Agreement”), by and among the Company, HWH Merger Sub, Inc. (“Merger Sub”), a Nevada corporation, and HWH International., Inc., a Nevada Corporation and a wholly owned subsidiary of the Company (“HWH”), pursuant to which Merger Sub will merge with and into HWH with HWH surviving the merger as a wholly-owned subsidiary of the Company (the “Proposed Business Combination”). In addition, in connection with the consummation of the Proposed Business Combination, the Company will be renamed “HWH International Inc.” (“New HWH”).

The Merger Agreement provides that the Company has agreed to acquire all of the outstanding equity interests of Conduit in exchange for an aggregate of $125,000,000-worth of shares of the Company’s Common Stock (the “Merger Consideration Shares”).

In accordance with the terms and subject to the conditions of the Merger Agreement, at the effective time of the merger (the “Effective Time”), each of HWH’s issued and outstanding ordinary shares (including the shares issued upon conversion of all of HWH’s outstanding convertible debt, which conversion shall have occurred prior to the consummation of the Proposed Business Combination) immediately prior to the Effective Time shall be exchanged for and otherwise converted into the right to receive the applicable Merger Consideration per share pursuant to the Merger Agreement.

The Company’s Sponsor has agreed that if the Extension Proposal and the Trust Amendment Proposal are approved, it will contribute to the Trust Account one-third of 1% of the funds remaining in the Trust Account following any redemptions in connection with the approval of the Extension Proposal at this Special Meeting for each one-month Extension, paid on a month-to-month and as-needed basis, (each being referred to herein as a “Contribution”), upon five days’ advance notice prior to the applicable deadlines, to extend the Combination Period for an additional one (1) month period each time, for up to twelve (12) times, until May 3, 2024 . Each Contribution will be deposited in the Trust Account within two business days prior to the beginning of the additional extension period (or portion thereof), other than the first Contribution which will be made on the day of the approval of the Trust Amendment Proposal.

The Sponsor will not make any Contribution unless the Extension Proposal and the Trust Amendment Proposal are both approved and the Extension Termination Date is extended. The Contribution(s) will not bear any interest. The contributions will be lost if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. The Company will have the sole discretion whether to continue extending the time to complete a business combination until the Extended Termination Date, and if the Company determines not to continue extending for an additional period, any obligation to make additional Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Termination Date and does not wish to seek an additional Extension, the Company would wind up the Company’s affairs and redeem 100% of the outstanding Public Shares in accordance with the same procedures set forth below that would be applicable if the Extension Proposal, the Trust Amendment Proposal, and the NTA Requirement Amendment Proposal are not approved.

The purpose of the Extension Proposal and the Trust Amendment Proposal is to allow the Company more time to complete its Proposed Business Combination. The Company’s Charter provides that the Company had only until May 3, 2023, to complete a business combination.

The purpose of the NTA Requirement Amendment Proposal is to add an additional basis on which the Company may rely, as it has since its initial public offering (“IPO”), to not be subject to the “penny stock” rules of the SEC.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the annexes to this proxy statement.

Q.	What is being voted on?

A.	You are being asked to consider and vote upon (x) a proposal to amend the Company’s Charter (such amendment, the “Extension Proposal”) and to amend the Investment Management Trust Agreement (the “Trust Amendment Proposal”) to allow the Board to extend the date to consummate a business combination on an as-needed, month-to-month basis, from May 3, 2023, to May 3, 2024(the latest such date actually extended being referred to as the “Extended Termination Date”), without another stockholder vote, the date by which, if the Company has not consummated a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination involving one or more businesses or entities, the Company must: (i) cease all operations except for the purpose of winding up and (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding shares of common stock, at a per-share of common stock price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to the Company (net of taxes payable), divided by the number of then outstanding shares of common stock, which redemption will completely extinguish public stockholders’ rights as holders of shares of common stock (including the right to receive further liquidation distributions, if any), subject to applicable law (the Public stockholders will also forfeit the Warrants included in the Units); and (y) a proposal to amend the Company’s Charter (such amendment, the “NTA Requirement Amendment Proposal”) to expand the methods that the Company may employ to not become subject to the “penny stock” rules of the SEC; and (z) a proposal to adjourn the Special Meeting if necessary.

Q.	Why is the Company proposing the Extension Proposal and the Trust Amendment Proposal?

A.	The Company was incorporated in Delaware on October 20, 2021, and was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar Business Combination with one or more businesses or entities. On February 3, 2022, the Company consummated its IPO. Simultaneously with the closing of the IPO, the Company consummated the private placement for the sale of private units (“Private Placement”) with the Sponsor, containing 473,750 shares of Class A Common Stock (the “Private Placement Shares”). Approximately $87 million from the net proceeds of the units sold in the IPO and the Private Placement was placed in a trust account maintained by Wilmington Trust, National Association, acting as trustee (the “Trust Account”) for the benefit of the persons holding Public Shares (“Public Stockholders”).

Our Charter provides for the return of the IPO proceeds held in the trust account to the holders of Public Shares if there is no qualifying business combination(s) consummated on or before May  3, 2023 (i.e., 12 months from the consummation of the IPO) unless the Sponsor of the Company deposits $880,000 in the Trust for each of two permitted three-month extensions. Based upon market conditions the Sponsor is unwilling to deposit this amount and is seeking the Extension Amendment and the Trust Amendment to bring the extension fee to an amount more in line with current market conditions. If both the Extension Proposal and the Trust Amendment Proposal are approved, the Company will instead have the right to extend the time to consummate a business combination from May 3, 2023, on a month-to-month and as needed basis, until May 3, 2024(27 months from the consummation of the IPO).

The Company has identified a potential business combination target company (the “Target”) for an initial business combination (the “Proposed Business Combination”). The Company believes the Target is a compelling opportunity for the Company’s initial business combination and is currently in the process of completing an initial business combination involving the Target.

The Company believes that given its expenditure of time, effort, and money searching for potential business combination opportunities, the Public Stockholders of the Company should be given an opportunity to consider and vote on the Proposed Business Combination or an alternative initial business combination. We do not believe that we had sufficient time to consummate the Proposed Business Combination or an alternative initial business combination prior to May 3, 2023. Therefore, we are seeking approval of the Extension Proposal and the Trust Amendment Proposal.

The Board believes that it is in the best interests of the stockholders to continue the Company’s existence in order to allow the Company more time to complete the Proposed Business Combination. Accordingly, the Board is proposing the Extension Proposal and the Trust Amendment Proposal to extend the Company’s corporate existence and time to complete the Proposed Business Combination.

Q.	Why is the Company proposing the NTA Requirement Amendment Proposal?

A.	The Company’s Charter provides that the Company will not consummate any business combination unless it (or any successor) has net tangible assets of at least $5,000,001 upon consummation of such business combination. The purpose of the NTA Requirement Amendment Proposal is to add an additional basis on which the Company may rely, as it has since its initial public offering, to not be subject to the “penny stock” rules of the SEC.

YOU ARE NOT BEING ASKED TO VOTE ON THE PROPOSED BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION PROPOSAL AND THE NTA REQUIREMENT AMENDMENT PROPOSAL ARE APPROVED AND THE CHARTER IS SO AMENDED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON THE PROPOSED BUSINESS COMBINATION WHEN IT IS SUBMITTED TO STOCKHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT THE PROPOSED BUSINESS COMBINATION IS APPROVED AND COMPLETED OR THE COMPANY HAS NOT CONSUMMATED A BUSINESS COMBINATION BY THE EXTENDED DATE (OR THE ADDITIONAL EXTENSION DATE, IF APPLICABLE).

Q.	Why should I vote for the Extension Proposal and the Trust Amendment Proposal?

A.	The Board believes stockholders will benefit from the Company’s consummating the Proposed Business Combination and is proposing the Extension Proposal and the Trust Amendment Proposal to extend the date by which the Company has to complete the Proposed Business Combination. Approval of the Extension Proposal and the Trust Amendment Proposal would give the Company additional time to complete the Proposed Business Combination or a potential alternative initial business combination and would allow you as a stockholder the benefit of voting for the Proposed Business Combination or a potential alternative initial business combination and remaining a stockholder in the post-business combination company, if you desire.

Accordingly, we believe that the Extension Proposal and the Trust Amendment Proposal is consistent with the spirit in which the Company offered its securities to the public in the IPO.

You will have redemption rights in connection with the Extension Proposal and the Trust Amendment Proposal.

Q.	Why should I vote for the NTA Requirement Amendment Proposal?

A.	The Company believes that it can rely on other available exclusions from the penny stock rules, more specifically, the Exchange Rule, that would not impose restrictions on the Company’s net tangible assets. While the Company does not believe this failure to satisfy the NTA Requirement Amendment Proposal subjects it to the SEC’s penny stock rules, as the NTA Requirement Amendment Proposal is included in its Charter, if the NTA Requirement Amendment Proposal is not approved, the Company may not be able to consummate its initial business combination.

Accordingly, we believe that the NTA Requirement Amendment Proposal is consistent with the spirit in which the Company offered its securities to the public in the IPO.

You will have redemption rights in connection with the NTA Requirement Amendment Proposal.

Q.	May I redeem my Public Shares in connection with the vote on the Extension Proposal, the Trust Amendment Proposal and the NTA Requirement Amendment Proposal?

A.	Yes. Under our Charter, the submission of a matter to amend our Charter entitles holders of Public Shares to redeem their shares for their pro rata portion of the funds held in the trust account established at the time of the IPO. Holders of Public Shares do not need to vote against the Extension Proposal, the Trust Amendment Proposal and the NTA Requirement Amendment Proposal or be a holder of record on the Record Date to exercise their redemption rights.

If the Extension Proposal, the Trust Amendment Proposal and the NTA Requirement Amendment Proposal are approved, with respect to holders’ right to redeem, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to any Public Shares redeemed by holders in connection with the Extension Proposal, the Trust Amendment Proposal and NTA Requirement Amendment Proposal, if any, and (ii) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete the Proposed Business Combination or a potential alternative initial business combination on or before each Extension date, if applicable. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on the Proposed Business Combination or a potential alternative initial business combination.

Q.	Why is the Company proposing the Adjournment Proposal?

A.	To allow the Company more time to solicit additional proxies in favor of the Extension Proposal, the Trust Amendment Proposal and the NTA Requirement Amendment Proposal, in the event the Company does not receive the requisite stockholder vote to approve such proposals.

Q.	How do the Company’s executive officers, directors and affiliates intend to vote their shares?

A.	All of the Company’s directors, executive officers and their respective affiliates, as well as the Sponsor, are expected to vote any shares of Common Stock over which they have voting control (including any Public Shares owned by them) in favor of the Extension Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal and the Adjournment Proposal. Our executive officers and directors and their respective affiliates, other than the Sponsor, do not own any securities of the Company.

Our Sponsor is not entitled to redeem such shares in connection with the proposals. On the Record Date, the Sponsor held 2,630,000 shares of Common Stock, consisting of 473,750 shares of Class A Common Stock and 2,156,250 shares of Class B Common Stock.

Q.	What vote is required to adopt the proposals?

A.	Extension Proposal. The Extension Proposal must be approved by the affirmative vote of the holders of 65% of the outstanding shares of Common Stock.

Trust Amendment Proposal. The Trust Amendment Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present virtually at the meeting or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

NTA Requirement Amendment Proposal. The NTA Requirement Amendment Proposal must be approved by the affirmative vote of the holders of 65% of the outstanding shares of Common Stock.

Adjournment Proposal. The Adjournment Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present virtually at the meeting or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Q.	What if I do not want to approve the Extension Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal or the Adjournment Proposal?

A.	If you do not want to approve the Extension Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal or the Adjournment Proposal, you must vote against each proposal. The approval of the Extension Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Extension Proposal unless our stockholders approve both the Extension Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect.

Q.	Will you seek any further extensions to liquidate the trust account?

A.	Other than the twelve (12) month-to-month Extensions from May 3, 2023, until May 3, 2024, the Extended Termination Date, as applicable, as of the date of this proxy statement, we do not anticipate seeking any further extension to consummate a business combination, although we may determine to do so in the future, if necessary.

Q.	What happens if the Extension Proposal and the Trust Amendment Proposal are not approved?

A.	If the Extension Proposal and the Trust Amendment Proposal are not approved at the Special Meeting, it will trigger our automatic winding up, liquidation and dissolution of the Company pursuant to the terms of our Charter. No vote would be required from our stockholders to commence such a voluntary winding up, liquidation and dissolution under the terms of our Charter. At such time, the Warrants sold as part of the units in the IPO, the Founder Shares and the Private Placement Units will be worthless.

If we are forced to liquidate the Trust Account, we anticipate that we would distribute to our Public Stockholders the amount in the trust account calculated as of the date that is two days prior to the distribution date (including any accrued interest). Prior to such distribution, we would be required to assess all claims that may be potentially brought against us by our creditors for amounts they are actually owed and make provision for such amounts, as creditors take priority over our Public Stockholders with respect to amounts that are owed to them. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our stockholders could potentially be liable for any claims of creditors to the extent of distributions received by them as an unlawful payment in the event we enter an insolvent liquidation. Furthermore, while we will seek to have all vendors and service providers (which would include any third parties we engaged to assist us in any way in connection with our search for a target business) and prospective target businesses execute agreements with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, there is no guarantee that they will execute such agreements. Nor is there any guarantee that, even if such entities execute such agreements with us, they will not seek recourse against the trust account or that a court would conclude that such agreements are legally enforceable.

Our Sponsor, the sole stockholder as of immediately prior to our IPO, has agreed to waive its rights to participate in any liquidation of our trust account or other assets with respect to the shares of Common Stock held or controlled by it prior to the IPO (“Founder Shares”) and the Private Placement Shares purchased simultaneously with the consummation of the IPO, and to vote its Founder Shares and Private Placement Shares in favor of any dissolution and plan of distribution which we submit to a vote of stockholders. There will be no distribution from the Trust Account with respect to any Warrants, which will be worthless.

Q.	If the Extension Proposal and the Trust Amendment Proposal are approved, what happens next?

A.	If the Extension Proposal and the Trust Amendment Proposal and the Trust Amendment Proposal are approved, the Company will continue to attempt to consummate the Proposed Business Combination until the Extended Termination Date on May 3, 2024, or a potential alternative initial business combination until the Extended Termination Date, as applicable, or an earlier date on which the Board otherwise determines in its sole discretion that it will not be able to consummate the Proposed Business Combination or an alternative business combination by the Extended Termination Date or May 3, 2024, and does not wish to seek an additional extension.

If the Extension Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the Trust Account, if any, will reduce the amount remaining in the Trust Account and increase the percentage interest of Company shares of Common Stock held by the Company’s officers, directors and their affiliates.

If the Extension Proposal and the Trust Amendment Proposal are approved and the board of directors decides to implement the Extension Proposal and the Trust Amendment Proposal, the Sponsor has agreed to contribute to the Company one-third of 1% of the funds remaining in the Trust Account following any redemptions in connection with the approval of the Extension Proposal at this Special Meeting, for each one month Extension. If the Extension Proposal and the Trust Amendment Proposal are approved and the Extension Termination Date is extended to May 3, 2024, the redemption price per share at the meeting for the proposed business combination or the Company’s subsequent liquidation will be approximately $ (after taking into account the removal of the accrued interest in the Trust account to pay our taxes), in comparison to the current redemption price of approximately $10.12 per share. The redemption amount at the meeting for such business combination or the Company’s liquidation will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension Proposal. Below, based on approximately $88million in the Trust Account as of December 31, 2022, as reference is a table estimating the approximate aggregate and per-share amounts to be paid in connection with the extension period needed to complete the business combination, depending on the percentage of redemptions received in connection with the Extension Proposal.

% of Redemptions	Shares Redeemed	Funds in Trust	Aggregate Extension Amendment	Extension Amendment contribution
at Extension	at Extension	After Extension	contribution per month	per Share per month
33.33%	2,933,040	$58,669,600	$195,565	$.03
66.6. %	5,860,800	$29,330,400	$97,768	$.03
95%	8,360,000	$4,400,000	$14,667	$.03

The Company cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $88million held in the Trust Account as of December 31, 2022.

Q.	Would I still be able to exercise my redemption rights in the future if I vote against any subsequently proposed business combination?

A.	Unless you elect to redeem your shares in connection with this stockholder vote to approve the Extension Proposal, the Trust Amendment Proposal, and NTA Requirement Amendment Proposal you will be able to vote on any subsequently proposed business combination when it is submitted to Stockholders. If you disagree with the Proposed Business Combination, you will retain your right to vote against it and/or redeem your Public Shares upon consummation of the Proposed Business Combination in connection with the stockholder vote to approve such business combination, subject to any limitations set forth in the Charter.

Q.	How do I change my vote?

A.	If you have submitted a proxy to vote your shares and wish to change your vote, or revoke your proxy, you may do so by delivering a later-dated, signed proxy card to [*], the Company’s proxy solicitation agent at: Toll Free: [*], Email: [*] , prior to the commencement of the Special Meeting.

Q.	How are votes counted?

A.	Broadridge Financial Solutions, Inc. will be appointed as inspector of election for the meeting. Votes will be counted by the inspector of election, who will separately count “FOR” and “AGAINST” votes, abstentions, and broker non-votes.

Extension Proposal. The Extension Proposal must be approved by the affirmative vote of the holders of 65% of the outstanding shares of the Common Stock.

Trust Amendment Proposal. The Trust Amendment Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present virtually at the meeting or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

NTA Requirement Amendment Proposal. The NTA Requirement Amendment Proposal must be approved by the affirmative vote of the holders of 65% of the outstanding shares of the Common Stock.

Adjournment Proposal. The Adjournment Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present virtually at the meeting or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Charter), but the abstention will have no effect on the outcome of such proposal.

If you do not want to approve the Extension Proposal, the Trust Amendment Proposal, and the NTA Requirement Amendment Proposal or the Adjournment Proposal, you must vote against each proposal. The approval of the Extension Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Extension Proposal unless our stockholders approve both the Extension Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect.

Q:	If my shares are held in “street name” by my bank, brokerage firm or nominee, will they automatically vote my shares for me?

A:	No. If you are a beneficial owner and you do not provide voting instructions to your broker, bank or other holder of record holding shares for you, your shares will not be voted with respect to any proposal for which your broker does not have discretionary authority to vote. If a proposal is determined to be discretionary, your broker, bank or other holder of record is permitted to vote on the proposal without receiving voting instructions from you. If a proposal is determined to be non-discretionary, your broker, bank or other holder of record is not permitted to vote on the proposal without receiving voting instructions from you. The Company believes that the Extension Proposal, the Trust Amendment Proposal and the NTA Requirement Amendment Proposal will each be considered non-discretionary and therefore your broker, bank or other holder of record holding your shares for you cannot vote your shares without your instruction on any of the proposals presented. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a non-discretionary Proposal because the holder of record has not received voting instructions from the beneficial owner.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Proposals. As a result, if you abstain from voting on any of the Proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of the Charter), but the abstention will have no effect on the outcome of such proposal.

Q:	What will happen if I abstain from voting or fail to vote at the Special Meeting?

A:	At the Special Meeting, the Company will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. Abstentions will have no effect on the outcome of the vote on any of the proposals.

If a stockholder who holds share in “street name” does not give the broker voting instructions, the broker is not permitted under applicable self-regulatory organization rules to vote the shares on “non-discretionary” proposals, such as the Extension Proposal, the Trust Amendment Proposal and the NTA Requirement Amendment Proposal. These “broker non-votes” will also count as present for purposes of determining whether a quorum is present and will have no effect on the outcome of the vote on any of the Proposals.

Q:	What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:	Signed and dated proxies received by the Company without an indication of how the stockholder intends to vote on a proposal will be voted as recommended by the Board.

Q:	If I am not going to attend the Special Meeting, should I return my proxy card instead?

A:	Yes. Whether you plan to virtually attend the Special Meeting, please read the proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Q:	May I change my vote after I have mailed my signed proxy card?

A:	Yes. You may change your vote at any time before your proxy is voted at the Special Meeting. You may revoke your proxy by executing and returning a proxy card dated later than the previous one, or by voting again via the Internet, or by submitting a written revocation stating that you would like to revoke your proxy that our proxy solicitor receives prior to the Special Meeting. If you hold your Public Shares through a bank, brokerage firm or nominee, you should follow the instructions of your bank, brokerage firm or nominee regarding the revocation of proxies. If you are a record holder, you should send any notice of revocation or your completed new proxy card, as the case may be, to:

Phone:

Email:

Unless revoked, a proxy will be voted at the Special Meeting in accordance with the stockholder’s indicated instructions. In the absence of instructions, proxies which have been signed and returned will be voted FOR each of the Proposals.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q.	What is a quorum requirement?

A.	A quorum of Stockholders is necessary to hold a valid meeting. Holders of a majority of the issued shares entitled to vote at the Special Meeting, present virtually at the meeting or represented by proxy, constitute a quorum. In the absence of a quorum, the Special Meeting will either stand adjourned to the same day/time/place in the following week or will be adjourned to such other day/time/place as the board of directors decides. As of the Record Date for the Special Meeting, [*] Public Shares, in the aggregate, would be required to achieve a quorum.

Q.	Who can vote at the Special Meeting?

A.	Only holders of record of the Company’s Public Shares at the close of business on December 30, 2022, are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. For the purposes of this proxy statement “holders of record” means the persons entered in the register of members of the Company as the holders of the relevant shares of Common Stock. On the Record Date, there were [*] shares of Common Stock outstanding of the Company, including 8,625,000 outstanding Public Shares.

Stockholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, Vstock Transfer, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person (including virtually) at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting virtually, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	Does the Board recommend voting for the Extension Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal and the Adjournment Proposal?

A.	Yes. The Board recommends that the Company’s Stockholders vote “FOR” the Extension Proposal, “FOR” the Trust Amendment Proposal, “FOR” the NTA Requirement Amendment Proposal and “FOR” the Adjournment Proposal.

Q.	What interests do the Company’s directors and officers have in the approval of the Extension Proposal, the Trust Amendment Proposal and the NTA Requirement Amendment Proposal?

A.	The Company’s directors, officers and their affiliates have interests in the Extension Proposal, the Trust Amendment Proposal, and the NTA Requirement Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, but are not limited to, beneficial ownership of insider shares and Warrants that will become worthless if the Extension Proposal and the Trust Amendment Proposal are not approved. See the section entitled “Interests of the Company’s Directors and Officers.”

Q.	What if I object to the Extension Proposal, the Trust Amendment Proposal or the NTA Requirement Amendment Proposal? Do I have appraisal rights?

A.	Company Stockholders do not have appraisal rights in connection with the Extension Proposal, the Trust Amendment Proposal or the NTA Requirement Amendment Proposal.

Q:	What do I need to do now?

A:	You are urged to read carefully and consider the information contained in this proxy statement and to consider how the proposals will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.	How do I redeem my Public Shares of the Company?

A.	In connection with the Special Meeting and the vote on the Extension Proposal, each Public Stockholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid. Holders of Public Shares do not need to vote on the Extension Proposal or be a holder of record on the Record Date to exercise redemption rights.

To demand redemption, if you hold physical certificates for Public Shares, you must physically tender your share certificates to VStock Transfer, LLC, the Company’s transfer agent, at Vstock Transfer, LLC, 18 Lafayette Pl, Woodmere, NY 11598, Attn: DWAC team, Email: DWAC@vstocktransfer.com, no later than two business days prior to the Special Meeting. If you hold your Public Shares in “street name” through a bank, broker or other nominee, you must deliver your shares to Vstock Transfer, LLC, electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System two business days prior to the Special Meeting to demand redemption. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment.

The redemption rights include the requirement that a beneficial holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Vstock Transfer, LLC in order to validly redeem its shares.

Q:	Who will solicit and pay the cost of soliciting proxies?

A:	The Company will pay the cost of soliciting proxies for the Special Meeting. The Company has engaged [*]to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay [*] its customary fee and out-of-pocket expenses. We will also reimburse [*] for reasonable out-of-pocket expenses and will indemnify [*] and its affiliates against certain claims, liabilities, losses, damages and expenses. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Public Shares for their expenses in forwarding soliciting materials to beneficial owners of Public Shares and in obtaining voting instructions from those owners. The Company’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the Proposals or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact the Company’s proxy solicitor at:

[*]

[*]

[*]

Phone:

Email:

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the trust account. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement and to consider the risks, uncertainties and events discussed in this proxy statement, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to the IPO dated January 31, 2023 and filed with the SEC on February 2, 2023, pursuant to Rule 424(b)(5) (File No. 333- 262152), and the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2022, filed with the SEC on February 24, 2023, and any that may be set forth in the Proposed Business Combination Registration Statement on Form S-4. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

The Company

The Company was incorporated in Delaware on October 20, 2021, and was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar Business Combination with one or more businesses or entities. As disclosed in the Company’s prospectus dated January 13, 2022, pursuant to the Trust Agreement, and the Company’s Charter, the Company had until May 3, 2023, to complete the Business Combination.

If the Company were unable to complete its initial business combination within such period (or as extended as described herein), it would (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and its board of directors, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Public stockholders will also forfeit the Warrants included in the units sold in the IPO.

Following the closing of the IPO on February 3, 2022, approximately $87 million from the net proceeds of the sale of the Public Units in the IPO and the sale of the Private Units was placed in a trust account maintained by Wilmington Trust, National Association, acting as trustee (the “Trust Account”). The funds held in the Trust Account is and will be invested only in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, so that the Company is not deemed to be an investment company under the Investment Company Act. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its income or other tax obligations, the proceeds will not be released from the Trust Account until the earlier of the completion of a Business Combination or the redemption of 100% of the outstanding shares of common stock if the Company has not completed a Business Combination in the required time period. The proceeds held in the Trust Account may be used as consideration to pay the sellers of a target business with which the Company completes a Business Combination. Any amounts not paid as consideration to the sellers of the target business may be used to finance operations of the target business.

The Company has identified a potential business combination target company (the “Target”) for an initial business combination (the “Proposed Business Combination”). The Company believes the Target is a compelling opportunity for the Company’s initial business combination and is currently in the process of completing an initial business combination involving the Target.

Our Charter provides for the return of the IPO proceeds held in the trust account to the holders of Public Shares if it has not consummated a business combination(s) on or before May 3, 2023. The Company believes the Target is a compelling opportunity for the Company’s initial business combination and is currently in the process of completing an initial business combination involving the Target.

The mailing address of our principal executive office is: 4800 Montgomery LN STE 210, Bethesda, MD 20814.

Proposed Business Combination

On September 9, 2022, the Company entered into an Agreement and Plan of Merger (as it may be amended and/or restated from time to time, the “Merger Agreement”), by and among the Company, HWH Merger Sub, Inc. (“Merger Sub”), a Nevada corporation, and HWH International., Inc., a Nevada Corporation and a wholly owned subsidiary of the Company (“HWH”), pursuant to which Merger Sub will merge with and into HWH with HWH surviving the merger as a wholly-owned subsidiary of the Company (the “Proposed Business Combination”). In addition, in connection with the consummation of the Proposed Business Combination, the Company will be renamed “HWH International Inc.” (“New HWH”).

The Merger Agreement provides that the Company has agreed to acquire all of the outstanding equity interests of HWH in exchange for an aggregate of $125,000,000-worth of shares of the Common Stock (the “Merger Consideration Shares”).

In accordance with the terms and subject to the conditions of the Merger Agreement, at the effective time of the merger (the “Effective Time”), each of HWH’s issued and outstanding ordinary shares (including the shares issued upon conversion of all of HWH’s outstanding convertible debt, which conversion shall have occurred prior to the consummation of the Proposed Business Combination) immediately prior to the Effective Time shall be exchanged for and otherwise converted into the right to receive the applicable Merger Consideration per share pursuant to the Merger Agreement.

The Company and the other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Proposed Business Combination and finalizing the Proposed Business Combination Registration Statement relating to the transaction, but have determined that there was not sufficient time before May 3, 2023, to hold a Special Meeting to obtain stockholder approval of, and to consummate, the Business Combination. Accordingly, the Company’s board has determined that, given the Company’s expenditure of time, effort and money on identifying HWH as a target business and completing its initial business combination, it is in the best interests of its stockholders to approve the Extension Proposal and the Trust Amendment Proposal in order to amend the Charter and to amend the Trust Agreement. Assuming that the Extension Proposal and the Trust Amendment Proposal are so approved, and both the Charter and the Trust Agreement are amended, the Company will have to consummate an initial business combination before the Extended Termination Date.

You are not being asked to vote on any business combination at this time. If the Extension Proposal, the Trust Amendment Proposal, and the NTA Requirement Amendment Proposal are implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

If the Company’s board of directors determines that the Company will not be able to consummate an initial business combination by the Extended Termination Date, the Company would then look to wind up the Company’s affairs and redeem 100% of the outstanding Public Shares.

In connection with the Extension Proposal and the NTA Requirement Amendment Proposal, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal and the Adjournment, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Proposal, the Trust Amendment Proposal and NTA Requirement Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the proposed business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Proposal and NTA Requirement Amendment Proposal. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $88million of marketable securities as of December 31, 2022. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Termination Date. Our Sponsor owns an aggregate of 2,630,000 shares of our Common Stock, which includes 2,156,250 shares of Class B Common Stock, which we refer to as the “Founder Shares”, that were issued prior to our IPO and 473,750 shares of Class A Common Stock that were part of the private units purchased by our Sponsor in a private placement which occurred simultaneously with the completion of the IPO (the “Private Placement Shares”).

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or [*], 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of December 31, 2022, there was approximately $88million in the Trust Account and the current redemption price per share is approximately $10.12 (after taking into account the removal of the accrued interest in the Trust account to pay our taxes). The closing price of the Company’s Class A Common Stock on December 30, 2022, was $10.05. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares of Class A Common Stock.

If the Extension Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal and the Adjournment proposals are not approved, and we do not consummate a business combination by May 3, 2023, as contemplated by our IPO prospectus and in accordance with our Charter and the Trust Agreement, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and its board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our Warrants, which will be worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of the Founder Shares or the Private Placement Shares.

Subject to the foregoing, the affirmative vote of at least 65% of the Company’s outstanding common stock, including the Founder Shares and the Private Placement Shares, will be required to approve the Extension Proposal, the Trust Amendment Proposal and NTA Requirement Amendment Proposal. The approval of the Extension Proposal Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Extension Proposal unless our stockholders approve both the Extension Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Proposal, the Trust Amendment Proposal, and the NTA Requirement Amendment Proposal, our board will retain the right to abandon and not implement the Extension Proposal, the Trust Amendment Proposal, and the NTA Requirement Amendment Proposal at any time without any further action by our stockholders.

Our board has fixed the close of business on [*], 2023, as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the board of directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on [*], 2023 (the “Record Date”), and only stockholders of record at that time will be entitled to vote at the Special Meeting and any adjournment or adjournments thereof.

The shares of the Company’s Common Stock represented by all validly executed proxies received in time to be taken to the Special Meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this proxy statement and the enclosed proxy card to our stockholders on or about April [*[, 2023.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding shares of Common Stock entitled to vote at the Special Meeting is [*]. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Special Meeting of the holders of [*] shares, or a majority of the number of outstanding shares of Common Stock, will constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of shares of our Common Stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-discretionary” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (Extension Proposal) is a matter that we believe will be considered “non-discretionary.”

Proposal 2 (Trust Amendment Proposal) is a matter that we believe will be considered “non-discretionary.”

Proposal 3 (NTA Requirement Amendment Proposal) is a matter that we believe will be considered “non-routine.”

Proposal 4 (Adjournment Proposal) is a matter that we believe will be considered “routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposals 1 or 2 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Special Meeting:

Abstentions will count as a vote against each of the proposals.

Interests of the Company’s Directors and Officers

Proposal	Vote Required	Broker Discretionary Vote Allowed

Extension Proposal	65% of outstanding shares	No
Trust Amendment Proposal	Majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Special Meeting	No
NTA Requirement Amendment Proposal	65% of outstanding shares	No
Adjournment	Majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Special Meeting	Yes

When you consider the recommendation of our board, you should keep in mind that the Company’s Sponsor, officers, directors and advisors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	the fact that the Sponsor paid an aggregate of $25,000 for its Founder Shares and such securities will have a significantly higher value at the time of the Proposed Business Combination;

●	the fact that if the Proposed Business Combination is not approved, in accordance with our Charter, the 2,156,250 Founder Shares held by our Sponsor, which were acquired prior to the IPO for an aggregate purchase price of $25,000, will be worthless (as the Sponsor has waived liquidation rights with respect to such shares), as will the 473,750 Private Placement Shares included in the private units that were acquired simultaneously with the IPO in the private placement for an aggregate purchase price of $4,737,500. Irrespective of existing lock-up agreements that impose restrictions on the transfer of the Founder Shares and Private Placement Shares, such Founder Shares and Private Placement Shares had an aggregate market value of approximately $26,431,500 based on the last sale price of $10.05 , on Nasdaq on December 30, 2022;

●	if we are unable to complete a business combination and distribute the proceeds held in trust to our public stockholders, our Sponsor may be liable to ensure that the proceeds in the trust account are not reduced below $[*] per share by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us;

●	all rights specified in the Company’s Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the Proposed Business Combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions; and

●	our Sponsor, officers, directors or their affiliates, are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on our behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to consummate the Proposed Business Combination, they will not have any claim against the trust account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if the Proposed Business Combination is not completed. As of [*], 2023, no material out-of-pocket expenses are owed to the Company’s officers, directors and Sponsor.

Additionally, if the Extension Proposal and the Trust Amendment Proposal are approved, the Extension is implemented and the Company consummates the Proposed Business Combination, the officers and directors may have additional interests that would be described in the Proposed Business Combination Registration Statement for such transaction.

Voting Procedures

Each share of our common stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your proxy card shows the number of shares of our common stock that you own.

●	You can vote your shares in advance of the Special Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” the Extension Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, and the Adjournment Proposal.

●	You can attend the Special Meeting and vote telephonically even if you have previously voted by submitting a proxy. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Solicitation of Proxies

Your proxy is being solicited by our board on the proposals being presented to stockholders at the Special Meeting. The Company has agreed to pay [*] (the “Proxy Solicitor”) its customary fee and out-of-pocket expenses. The Company will reimburse [*], Inc. for reasonable out-of-pocket expenses and will indemnify [*], Inc. and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact the Proxy Solicitor at:

[*]

[*]

[*]

Phone:

Email:

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Delivery of Proxy Materials to Stockholders

Only one copy of this proxy statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this proxy statement. If you share an address with at least one other stockholder, currently receive one copy of our proxy statement at your residence, and would like to receive a separate copy of our proxy statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Alset Capital Acquisition Corp., 4800 Montgomery LN STE 210, or call the Company promptly at (301)-971-3955. If you share an address with at least one other stockholder and currently receive multiple copies of our proxy statement, and you would like to receive a single copy of our proxy statement, please specify such request in writing and send such written request to Alset Capital Acquisition Corp., 4800 Montgomery LN STE 210, Bethesda, MD 20814; Attention: Secretary.

Conversion Rights

Pursuant to our currently existing charter, any holders of our Public Shares may demand that such shares be converted for a pro rata share of the aggregate amount on deposit in the trust account, less taxes payable, calculated as of two business days prior to the Special Meeting. Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our common stock as of the Record Date. If you properly exercise your conversion rights, your shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our IPO (calculated as of two business days prior to the Special Meeting). For illustrative purposes, based on funds in the trust account of approximately $88million on December 31, 2022, the estimated per share conversion price would have been approximately $10.12.

In order to exercise your conversion rights, you must:

●	submit a request in writing prior to 5:00 p.m., Eastern time on [*], 2023 (two business days before the Special Meeting), that we convert your Public Shares for cash to Vstock Transfer, LLC, our transfer agent, at the following address:

Vstock Transfer, LLC 18 Lafayette Pl, Woodmere, NY 11598 Attn: DWAC Team E-mail: DWAC@vstocktransfer.com

and
●	deliver your Public Shares either physically or electronically through DTC to our transfer agent at least two business days before the Special Meeting. Stockholders seeking to exercise their conversion rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Any demand for conversion, once made, may be withdrawn at any time until the deadline for exercising conversion requests (and submitting shares to the transfer agent) and thereafter, with our consent. If you delivered your shares for conversion to our transfer agent and decide within the required timeframe not to exercise your conversion rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising conversion rights, stockholders should verify the market price of our Class A Common Stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

If you exercise your conversion rights, your shares of our common stock will cease to be outstanding immediately prior to the Special Meeting (assuming the Extension Proposal and the Trust Amendment Proposal and the NTA Requirement Amendment Proposal are approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request conversion.

If the Extension Proposal, the Trust Amendment Proposal, and the NTA Requirement Amendment Proposal are not approved and we do not consummate an initial business combination by May 3, 2023, we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public stockholders and our rights to convert into common stock will be worthless.

Holders of outstanding units must separate the underlying Public Shares and public rights prior to exercising conversion rights with respect to the Public Shares.

If you hold units registered in your own name, you must deliver the certificate for such units to VStock Transfer, LLC, with written instructions to separate such units into Public Shares and public rights. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your conversion rights with respect to the Public Shares upon the separation of the Public Shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must email written instructions to VStock Transfer, LLC at DWAC@vstocktransfer.com. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of Public Shares and public rights. This must be completed far enough in advance to permit your nominee to exercise your conversion rights with respect to the Public Shares upon the separation of the Public Shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your conversion rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents the number of shares and percentage of our common stock beneficially owned as of December 30, 2022, by each person, or group of persons, known to us who beneficially owns more than 5% of our capital stock, each named executive officer, each of our directors and all directors and executive officers as a group.

	Alset Before the Business Combination				Alset After the Business Combination
					Assuming No Redemptions		Assuming 50% Redemptions		Assuming Maximum Redemptions
Name and Address of Beneficial Owner (1)	Number of Shares of Alset Common Stock	% of Alset Class A Common Stock	% of Alset Class B Common Stock	% of Alset Common Stock	Number of Shares of Alset Common Stock	%	Number of Shares of Alset Common Stock	%	Number of Shares of Alset Common Stock	%
5% Holders
Alset Acquisition Sponsor, LLC (2)(3)	2,630,000	5%	100%	23.4%	2,914,250	9.1%	2,914,250	10.4%	2,914,250	12.4%
Alset International Limited	-	-	-	-	12,500,000	38.8%	12,500,000	44.8%	12,500,000	53.0%
MAP 136 Segregated Portfolio, a segregated portfolio of LMA SPC	500,935	5.81%
AQR Capital Management Holdings, LLC	612,189	6.73%
ATW SPAC Management LLC	725,000	7.97%
Shaolin Capital Management LLC	697,500	7.67%
Oaktree Capital Group, LLC	735,000	8.1%
Lighthouse Investment Partners, LLC	500,935	5.91%
Hudson Bay Capital Management, LP	922,596	10.14%
Saba Capital Management, LP	521,716	5.7%
Boothbay Fund Management	725,000	7.97%
Directors and Executive Officers of Alset Before the Business Combination
Heng Fai Ambrose Chan(2)(3)	2,630,000	5%	100%	23.4%	15,414,250	47.9%	15,414,250	55.2%	15,414,250	65.4%
Rongguo Wei
William Wu
Wong Shui Yeung (Frankie)
Wong Tat Keung (Aston)
All directors and executive officers of Alset Before the Business Combination (five persons)	2,630,000	5%	100%	23.4%
Directors and Executive Officers of Alset After the Business Combination
Heng Fai Ambrose Chan					15,414,250	47.9%	15,414,250	55.2%	15,414,250	65.4%
John Thatch	-	-	-	-	-	-	-	-	-	-
Chan Tung Moe
Alan Lui
William Wu
Wong Shui Yeung (Frankie)
Wong Tat Keung (Aston)
Joanne Wong
All directors and executive officers of Alset after the Business Combination (ten persons)		-	*	*	15,414,250	47.9%	15,414,250	55.2%	15,414,250	65.4%

* Represents less than 1%.

(1)	Unless otherwise noted, the business address of each of the entities or individuals listed above is c/o Alset Capital Acquisition Corp., 4800 Montgomery LN STE 210, Bethesda, MD 20814

(2)	Represents securities held by Alset Acquisition Sponsor, LLC, our Sponsor, of which Heng Fai Ambrose Chan is the managing member. Accordingly, all securities held by our Sponsor may ultimately be deemed to be beneficially held by Mr. Chan. Mr. Chan disclaims beneficial ownership of the reported shares other than to the extent of his ultimate pecuniary interest.

PROPOSAL 1: THE EXTENSION PROPOSAL

This is a proposal to amend the Company’s Certificate of incorporation (the “Charter”), to extend the date by which the Company has to consummate a business combination (the “Extension”) from May 3, 2023, to May 3, 2024(the latest such date actually extended being referred to as the “Extended Termination Date”) (the “Extension Proposal”).

All stockholders are encouraged to read the proposed Extension Proposal in its entirety for a more complete description of its terms. A copy of the proposed Extension Amendment is attached hereto as Annex A.

Reasons for the Proposed Extension Amendment

The purpose of the Extension is to allow the Company more time to complete its initial business combination. The Company’s Charter provides that the Company had only until May 3, 2023, to complete a business combination.

On September 9, 2022, the Company entered into an Agreement and Plan of Merger (as it may be amended and/or restated from time to time, the “Merger Agreement”), by and among the Company, HWH Merger Sub, Inc. (“Merger Sub”), a Nevada corporation, and HWH International., Inc., a Nevada Corporation and a wholly owned subsidiary of the Company (“HWH”), pursuant to which Merger Sub will merge with and into HWH with HWH surviving the merger as a wholly-owned subsidiary of the Company (the “Proposed Business Combination”). In addition, in connection with the consummation of the Proposed Business Combination, the Company will be renamed “HWH International Inc.” (“New HWH”).

The Merger Agreement provides that the Company has agreed to acquire all of the outstanding equity interests of Conduit in exchange for an aggregate of $125,000,000-worth of shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Merger Consideration Shares”).

In accordance with the terms and subject to the conditions of the Merger Agreement, at the effective time of the merger (the “Effective Time”), each share of HWH’s issued and outstanding ordinary shares immediately prior to the Effective Time shall be exchanged for and otherwise converted into the right to receive the applicable Merger Consideration per share pursuant to the Merger Agreement.

The Company and the other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Proposed Business Combination and finalizing the Proposed Business Combination Registration Statement relating to the transaction, but have determined that there was not sufficient time before May 3, 2023, to hold a Special Meeting to obtain stockholder approval of, and to consummate, the Business Combination. Accordingly, the Company’s board has determined that, given the Company’s expenditure of time, effort and money on identifying HWH as a target business and completing its initial business combination, it is in the best interests of its stockholders to approve the Extension Proposal and the Trust Amendment Proposal in order to amend the Charter and to amend the Trust Agreement. Assuming that the Extension Proposal and the Trust Amendment Proposal are so approved, and both the Charter and the Trust Agreement are amended, the Company will have to consummate an initial business combination before the Extended Termination Date.

If the Company’s board of directors determines that the Company will not be able to consummate an initial business combination by the Extended Termination Date, the Company would then look to wind up the Company’s affairs and redeem 100% of the outstanding Public Shares.

In connection with the Extension Proposal, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Proposal, the Trust Amendment Proposal and the Adjournment Proposal are approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the proposed business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $88million of marketable securities as of December 31, 2022. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Termination Date. Our Sponsor owns an aggregate of 2,630,000 shares of our common stock, which includes 2,156,250 shares of Class B Common Stock we refer to as the “Founder Shares”, issued prior to our initial public offering (“IPO”) and 473,750 shares of Class A Common Stock, which we refer to as the “Private Placement Shares” that were included in the units purchased in a private placement which occurred simultaneously with the completion of the IPO.

Factors to Consider

When you consider the recommendation of our board, you should consider, among other things, the following benefits and detriments of the proposals to you as the public stockholders:

●	If the Extension Proposal and the Trust Amendment Proposal are approved and the Company extends the Combination Period to May 3, 2024, with twelve (12) one-month extensions each time after May 3, 2023, the additional redemption amount added to the trust account will be one-third of 1% of the funds remaining in the Trust Account following any redemptions in connection with the approval of the Extension Proposal at this Special Meeting).

●	Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our Common Stock as of the Record Date. (See “Conversion Rights”).

●	Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $88million of marketable securities as of December 31, 2022.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our board, you should also keep in mind that the Company’s Sponsor, officers and directors have interests in the proposals and the business combination that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	the Company’s Sponsor has a fiduciary obligation to its members and Heng Fai Ambrose Chan (the Company’s Chief Executive Officer and Chairman) is the managing member of our Sponsor. Mr. Chan has a fiduciary obligation to both the Company and the Sponsor so he may have a conflict of interest when voting.

●	If an initial business combination is not completed, the Company will be required to dissolve and liquidate. In such event, the 2,156,250 Founder Shares which were acquired prior to the IPO and 473,750 Private Placement Shares included in the private placement units acquired in the private placement simultaneously with the closing of the IPO currently held by the Sponsor, will be worthless because such holders have agreed to waive their rights to any liquidation distributions. The Founder Shares were purchased for an aggregate purchase price of $25,000 and had an aggregate market value of approximately $21,670,312, and the Private Placement Shares had an aggregate market value of $4,761,188, based on the closing price of $10.05 per share of the Company’s Common Stock on the Nasdaq Stock Market as of December 30, 2022.

●	If an initial business combination is not completed, the 473,750 warrants included in the private units purchased as part of the private placement simultaneously with the IPO, will be worthless.

●	Because of these interests, the Sponsor could benefit from the completion of a business combination that is not favorable to its public stockholders and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public stockholders rather than liquidate. For example, if the share price of the Company Common Stock declined to $5.00 per share after the close of the business combination, the Company’s public stockholder that purchased shares in the initial public offering, would have a loss of 5.00 per share, while the Sponsor would have a gain of $4.99 per share because it acquired the Founder Shares for a nominal amount. In other words, the Sponsor can earn a positive rate of return on its investment even if public stockholders experience a negative rate of return in the post-combination company.

●	If an initial business combination, such as the Proposed Business Combination, is not completed, the Sponsor will lose an aggregate of approximately $26.5 million, comprised of the following:

●	approximately $26,431,500 (based on the closing price of $10.05 per share of the Company Common Stock on the Nasdaq Stock Market as of December 30, 2022) of the Founder Shares and the Private Placement Shares that were included in the units sold in the private placement simultaneously with the IPO, that the Sponsor holds; and

●	$18,950 (based on the closing price of $0.08 per public Warrant on the Nasdaq Stock Market as of December 27, 2022) of the 236,875 Warrants the Sponsor holds.

Public stockholders will also forfeit the 4,312,500 Warrants included in the units sold in the IPO. As promptly as reasonably possible following such redemption, the Company would dissolve and liquidate, subject to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If we liquidate, our public stockholders may only receive $ per share, and our Warrants, including the 4,312,500 Warrants held by the public stockholders, will expire worthless. This will also cause you to lose the investment opportunity in the target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If the Extension Proposal and the Trust Amendment Proposal are approved, the Company may extend the time to complete a business combination on an as-needed, month-to-month basis, until May 3, 2024.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or [*], 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of December 31, 2022, there was approximately $88million in the Trust Account. If the Extension Proposal and the Trust Amendment Proposal are approved and the Extension Termination Date is extended to May 3, 2024, the redemption price per share at the meeting for the proposed business combination or the Company’s subsequent liquidation will be approximately $ per share (after taking into account the removal of the accrued interest in the Trust account to pay our taxes) in comparison to the current redemption price of approximately $10.12 per share. The closing price of the Company’s Class A Common Stock on December 30, 2022, was $10.05. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Proposal, the Trust Amendment Proposal and the Adjournment proposals are not approved and we do not consummate a business combination by May 3, 2023, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our Warrants that were included in the units purchased in the public offering, which will be worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of the Founder Shares or the Private Placement Shares.

United States Federal Income Tax Considerations for Stockholders Exercising Conversion Rights

THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF MAKING OR NOT MAKING THE ELECTION, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.

U.S. Holders

This section applies to you if you are a “U.S. holder.” A U.S. holder is a beneficial owner of our shares of common stock who or that is, for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income tax purposes regardless of its source; or

●	a trust, if (A) a court within the United States is able to exercise primary supervision over the administration of such trust and one or more “United States persons” (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (B) the trust validly elected to be treated as a United States person for U.S. federal income tax purposes.

Taxation of Distributions. If a U.S. holder’s conversion of shares of common stock is treated as a distribution, such distributions will generally constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in our common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the common stock and will be treated as described below under the section entitled “—U.S. Holders—Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock.”

Dividends received by a U.S. holder that is a taxable corporation will generally qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends received by a non-corporate U.S. holder will generally constitute “qualified dividends” that will be subject to tax at the maximum tax rate applicable to long-term capital gains.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock. If a U.S. holder’s conversion of shares of common stock is treated as a sale or other taxable disposition, a U.S. holder will generally recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. holder’s adjusted tax basis in the shares of common stock converted. Any such capital gain or loss will generally be long-term capital gain or loss if the U.S. holder’s holding period for the common stock so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

Generally, the amount of gain or loss recognized by a U.S. holder is an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the U.S. holder’s adjusted tax basis in its common stock so disposed of. A U.S. holder’s adjusted tax basis in its common stock will generally equal the U.S. holder’s acquisition cost less any prior distributions paid to such U.S. holder with respect to its shares of common stock treated as a return of capital. If the holder purchased an investment unit consisting of both shares and Warrants, the cost of such unit must be allocated between the shares and Warrants that comprised such unit based on their relative fair market values at the time of the purchase. Calculation of gain or loss must be made separately for each block of shares owned by a U.S. holder. Any U.S. holder who has tendered all of his actually owned shares for conversion but continues to hold Warrants after the conversion will generally not be considered to have experienced a complete termination of his interest in the Company.

Non-U.S. Holders

This section applies to you if you are a “non-U.S. holder.” A non-U.S. holder is a beneficial owner of our common stock who or that is, for U.S. federal income tax purposes:

●	a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

●	a foreign corporation; or

●	an estate or trust that is not a U.S. holder;

but does not include an individual who is present in the United States for 183 days or more in the taxable year of disposition. If you are such an individual, you should consult your tax advisor regarding the U.S. federal income tax consequences of a conversion.

Taxation of Distributions. If a non-U.S. holder’s conversion of shares of common stock is treated as a distribution, to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles), such distribution will constitute a dividend for U.S. federal income tax purposes and, provided such dividend is not effectively connected with the non-U.S. holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent (30%), unless such non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and timely provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the non-U.S. holder’s adjusted tax basis in its shares of our common stock and, to the extent such distribution exceeds the non-U.S. holder’s adjusted tax basis, as gain realized from the sale or other disposition of the common stock, which will be treated as described below under the section entitled “—Non-U.S. holders—Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock.”

The withholding tax described above does not apply to a dividend paid to a non-U.S. holder who provides an IRS Form W-8ECI, certifying that such dividend is effectively connected with the non-U.S. holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividend will be subject to regular U.S. federal income tax as if the non-U.S. holder were a U.S. holder, subject to an applicable income tax treaty providing otherwise. A non-U.S. holder that is a corporation for U.S. federal income tax purposes and is receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of thirty percent (30%) (or a lower applicable treaty rate).

Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock. If a non-U.S. holder’s conversion shares of common stock is treated as a sale or other taxable disposition, subject to the discussions of FATCA and backup withholding, below a non-U.S. holder will generally not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale, taxable exchange or other taxable disposition of our common stock, unless:

●	the gain is effectively connected with the conduct of a trade or business by the non-U.S. holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the non-U.S. holder); or

●	we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the non-U.S. holder held our common stock, and, in the case where shares of our common stock are regularly traded on an established securities market, the non-U.S. holder has owned, directly or constructively, more than 5% of our common stock at any time within the shorter of the five-year period preceding the disposition or such non-U.S. holder’s holding period for the shares of our common stock.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the non-U.S. holder were a U.S. resident. In the event the non-U.S. holder is a corporation for U.S. federal income tax purposes, such gain may also be subject to an additional “branch profits tax” at a thirty percent (30%) rate (or lower treaty rate).

If the second bullet point above applies to a non-U.S. holder, gain recognized by such holder on the sale, exchange or other taxable disposition of shares of our common stock will be subject to tax at generally applicable U.S. federal income tax rates. In addition, unless our common stock is regularly traded on an established securities market, a buyer of our common stock (we would be treated as a buyer with respect to a conversion of common stock) may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such disposition. There can be no assurance that our common stock will be treated as regularly traded on an established securities market. We believe that we are not and have not been at any time since our formation a United States real property holding company and we do not expect to be a United States real property holding corporation immediately after the Extension Amendment is completed.

FATCA Withholding Taxes. Provisions commonly referred to as “FATCA” impose withholding of thirty percent (30%) on payments of dividends (including constructive dividends received pursuant to a conversion of stock) on our common stock to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN or W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. non-U.S. holders should consult their tax advisors regarding the effects of FATCA on a conversion of common stock.

Information Reporting and Backup Withholding

Generally, information returns will be filed with the IRS in connection with payments resulting from a conversion shares of common stock.

Backup withholding of tax may apply to cash payments to which a non-U.S. holder is entitled in connection with a conversion of shares of common stock, unless the non-U.S. holder submits an IRS Form W-8BEN (or other applicable IRS Form W-8), signed under penalties of perjury, attesting to such non-U.S. holder’s status as non-U.S. person.

The amount of any backup withholding from a payment to a non-U.S. holder will be allowed as a credit against such holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS.

Required Vote

Subject to the foregoing, the affirmative vote of 65% of the shares of Common Stock outstanding will be required to approve the Extension Proposal and the Trust Amendment Proposal. The approval of the Extension Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Extension Proposal unless our stockholders approve the Extension Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Proposal and the Trust Amendment Proposal, our board will retain the right to abandon and not implement the Extension Proposal or the Trust Amendment Proposal at any time without any further action by our stockholders.

Our board has fixed the close of business on [*], 2023, as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on any business combination at this time. If the Extension Proposal and the Trust Amendment Proposal are implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Extension Proposal.

PROPOSAL 2: THE TRUST AMENDMENT

The Trust Amendment

The proposed Trust Amendment Proposal would amend our existing Investment Management Trust Agreement (the “Trust Agreement”), dated as of January 31, 2022, by and between the Company and Wilmington Trust, National Association (the “Trustee”), allowing the Company to extend the time to complete a business combination (the “Business Combination Period”) up to twelve (12) times on a month-to-month basis (each an “Extension”), each such extension for an additional one-month period, to May 3, 2024(the “Trust Amendment”), by depositing into the Trust Account one-third of 1% of the funds remaining in the Trust Account following any redemptions in connection with the approval of the Extension Proposal at this Special Meeting (the “Extension Payment”) for each one-month Extension. A copy of the proposed Trust Amendment is attached to this proxy statement as Annex B. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Amendment

The purpose of the Trust Amendment Proposal is to give the Company the right to extend the Business Combination Period from May 3, 2023, up to twelve (12) times, each such Extension for an additional one-month period, until May 3, 2024(i.e., 27 months from the consummation of the IPO), provided that the Extension Payment of one-third of 1% of the funds remaining in the Trust Account following any redemptions in connection with the approval of the Extension Proposal at this Special Meeting is deposited into the Trust Account on or prior to the date of the same applicable deadline.

The Company’s current Charter and Trust Agreement provide that the Company had until May 3, 2023, to complete a business combination without the payment of additional amounts into the Company’s Trust Account.

On September 9, 2022, the Company announced that it had entered into a definitive agreement for the Proposed Business Combination with HWH. The Board of Directors of the Company has unanimously (i) approved and declared advisable the Merger Agreement, the Merger and the other transactions contemplated thereby, and (ii) resolved to recommend approval of the Merger Agreement and related matters by the stockholders of the Company. The Company will hold a meeting of stockholders to consider and approve the Proposed Business Combination and a proxy statement/prospectus will be sent to all the Company stockholders. The Company and other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination, file a registration statement on Form S-4 with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there was not sufficient time before May 3, 2023 (its current termination date), to hold a Special Meeting to obtain the requisite stockholder approval of, and to consummate, the Proposed Business Combination. However, management believes that it can close the Proposed Business Combination before May 3, 2024. Under the circumstances, the Company’s Sponsor will pay the extension amount for each proposed one-month extension on an as-needed basis, up to twelve (12) times for each one-month extension. After consultation with the Sponsor, the Company’s management has reasons to believe that, if the Extension Proposal and Trust Amendment Proposal are approved, the Sponsor will make a Contribution into the Trust Account as the first Extension Payment, upon five days’ advance notice prior to the applicable deadline, and extend the Combination Period for an additional one-month period each time until May 3, 2024, as needed. Each Contribution will be deposited in the Trust Account within two business days prior to the beginning of the additional extension period (or portion thereof), other than the first Contribution which will be made on the day of the approval of the Trust Amendment Proposal. The Contribution(s) will bear no interest. The Contributions will be lost by the Sponsor if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account.

If the Trust Amendment Is Not Approved

If the Trust Amendment Proposal is not approved, and we do not consummate an initial business combination by May 3, 2023, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders and our Warrants that convert into Common Stock will be worthless.

The Company’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their insider shares. There will be no distribution from the Trust Account with respect to the Company’s Warrants, which will be worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Trust Amendment Proposal Is Approved

If the Extension Proposal and the Trust Amendment Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of the Proposed Business Combination or in connection with our liquidation if we do not complete an initial business combination by the applicable termination date. The Company will then continue to attempt to consummate a business combination until the applicable termination date or until the Company’s Board of Directors determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable termination date as described below and does not wish to seek an additional extension.

Required Vote

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding Common Stock, including the Founder Shares and Private Placement Shares, will be required to approve the Trust Amendment Proposal. Our Board will abandon and not implement the Trust Amendment Proposal unless our stockholders approve both the Extension Proposal and Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Proposal and Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment and Trust Amendment at any time without any further action by our stockholders.

Our Board has fixed the close of business on [*], 2023, as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on any business combination at this time. If the Trust Amendment is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the applicable termination date.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Trust Amendment Proposal.

PROPOSAL 3: THE NTA REQUIREMENT AMENDMENT PROPOSAL

This is a proposal to amend (the “NTA Requirement Amendment Proposal”) the Charter to expand the methods that the Company may employ to not become subject to the “penny stock” rules of the SEC. All stockholders are encouraged to read the proposed NTA Requirement Amendment Proposal in its entirety for a more complete description of its terms. A copy of the proposed NTA Requirement Amendment Proposal is attached hereto as Annex A.

The NTA Requirement

Section 9.2(a) of the Charter currently provides the following, “Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”); provided, however, that the Corporation will only redeem Offering Shares so long as (after such redemption), the Corporation’s net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)), or of any entity that succeeds the Corporation as a public company, will be at least $5,000,001 or any greater net tangible asset or cash requirement which may be contained in the agreement relating to the initial Business Combination either immediately prior to or upon consummation of the initial Business Combination (such limitation hereinafter called the “Redemption Limitation”).”

The purpose of this article was to ensure that, in connection with its initial business combination, the Company would continue, as it has since the IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The Company is proposing to amend its Charter to modify the NTA Requirement as follows: “The Corporation will not consummate any Business Combination unless it (or any successor) (i) has net tangible assets of at least $5,000,001 upon consummation of such Business Combination, or (ii) is otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended.” The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the Company believes that it may rely on another exclusion, which relates to it being listed on The Nasdaq Global Market (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer.

Rule 419 blank check companies and “penny stock” issuers

As disclosed in the Company’s IPO prospectus, because the net proceeds of the IPO were to be used to complete an initial business combination with a target business that had not been selected at the time of the IPO, the Company may be deemed to be a “blank check company.” Under Rule 419 of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that that term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically, special purpose acquisition companies have relied upon the NTA Rule to avoid being deemed a penny stock issuer. Like many special purpose acquisition companies, the Company included Section 9.2(a) in its Charter, in order to ensure that through the consummation of its initial business combination, the Company would not be considered a penny stock issuer and therefore not a blank check company if no other exemption from the rule was available.

Reliance on Rule 3a51-1(a)(2).

The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria set forth in the Exchange Rule. The Company’s securities are listed on The Nasdaq Global Market and have been so listed since the consummation of the IPO. The Company believes that The Nasdaq Global Market has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on the Exchange Rule to avoid being treated as a penny stock. Therefore, the NTA Requirement is unnecessary so long as the Company meets the requirements of the Exchange Rule.

Reasons for the Proposed NTA Requirement Amendment Proposal

The Company believes that it can rely on other available exclusions from the penny stock rules, more specifically, the Exchange Rule, that would not impose restrictions on the Company’s net tangible assets. While the Company does not believe this failure to satisfy the NTA Requirement subjects it to the SEC’s penny stock rules, as the NTA Requirement is included in its Charter, if the NTA Requirement Amendment Proposal is not approved, the Company may not be able to consummate its initial business combination.

Required Vote

Subject to the foregoing, the affirmative vote of 65% of the outstanding shares of Common Stock outstanding will be required to approve the NTA Requirement Amendment Proposal. The approval of the NTA Requirement Amendment Proposal will provide an additional basis on which the Company may rely, as it has since its initial public offering, to be not subject to the “penny stock” rules of the SEC. Notwithstanding stockholder approval of the Extension Proposal and the Trust Amendment Proposal, our board will retain the right to abandon and not implement the NTA Requirement Amendment Proposal at any time without any further action by our stockholders.

Our board has fixed the close of business on [*], 2023, as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the NTA Requirement Amendment Proposal.

PROPOSAL 4: THE ADJOURNMENT PROPOSAL

The adjournment proposal, if adopted, will request the chairman of the Special Meeting (who has agreed to act accordingly) to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal and NTA Requirement Amendment Proposal. If the adjournment proposal is not approved by our stockholders, the chairman of the meeting will not exercise his ability to adjourn the Special Meeting to a later date (which he would otherwise have under the Chairman) in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal and NTA Requirement Amendment Proposal.

Required Vote

If a majority of the shares present in person or by proxy and voting on the matter at the Special Meeting vote for the adjournment proposal, the chairman of the Special Meeting will exercise his or her power to adjourn the meeting as set out above.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the adjournment proposal.

THE SPECIAL MEETING

Date, Time and Place. The Special Meeting will be held at [*] a.m., ET on [*], 2023, virtually.

TO INSERT MEETING INFORMATION

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned Public Shares at the close of business on [*], 2023, the Record Date for the Special Meeting. At the close of business on the Record Date, there were [*] shares of Common Stock outstanding each of which entitles its holder to cast one vote on the proposal. Company Warrants do not carry voting rights.

Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Special Meeting. [*] is assisting the Company in the proxy solicitation process for this Special Meeting. The Company will pay that firm approximately $[*] in fees, plus disbursements for such services.

Required Votes

Extension Proposal. The Extension Proposal must be approved by the affirmative vote of 65% of the outstanding shares of Common Stock outstanding.

Trust Amendment Proposal. The Trust Amendment Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present virtually at the meeting or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

The NTA Requirement Amendment Proposal. The NTA Requirement Amendment Proposal must be approved by the affirmative vote of 65% of the outstanding shares of Common Stock outstanding.

Adjournment Proposal. The Adjournment Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present virtually at the meeting or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Charter), but the abstention will have no effect on the outcome of such proposal.

If you do not want to approve the Extension Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal or the Adjournment Proposal, you must vote against each proposal. The approval of the Extension Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Extension Proposal unless our stockholders approve both the Extension Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect.

The Sponsor is expected to vote any Common Stock owned by it in favor of the Extension Proposal and the Trust Amendment Proposal. On the Record Date, it beneficially owned and was entitled to vote 2,630,000 shares of Common Stock, representing approximately 23.4 % of the Company’s issued and outstanding shares of Common Stock.

STOCKHOLDER PROPOSALS

If the Extension Proposal and the Trust Amendment Proposal are approved, the Extension Amendment is effective, the Trust Amendment is executed and the Proposed Business Combination is consummated, we expect that the post-Proposed Business Combination Company will hold its first annual meeting of stockholders on or prior to [*], [*]. The date of such meeting and the date by which you may submit a proposal for inclusion in the proxy statement will be included in a Current Report on Form 8-K or a Quarterly Report on Form 10-Q.

If the Extension Proposal and the Trust Amendment Proposal are not approved and the Proposed Business Combination is not consummated, there will be no further annual meetings of the Company.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company’s proxy solicitation agent at:

[*]

[*]

[*]

Phone:

Email:

OTHER INFORMATION

The Company’s 2021 Annual Report on Form 10-K, excluding exhibits, will be mailed without charge to any shareholder entitled to vote at the meeting, upon written request to Secretary, Alset Capital Acquisition Corp. at 4800 Montgomery LN STE 210, Bethesda, MD 20814

NO APPRAISAL RIGHTS

The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the Special Meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Matters to Be Presented at the Special Meeting

The Company did not have notice of any matter to be presented for action at the Special Meeting, except as discussed in this proxy statement. The persons authorized by the accompanying form of proxy will vote in their discretion as to any other matter that comes before the Special Meeting.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal or the Adjournment Proposal by contacting us at the following address or telephone number:

Alset Capital Acquisition Corp.

4800 Montgomery LN STE 210, Bethesda, MD 20814

(301)-971-3955

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

[*]

[*]

[*]

Phone:

Email:

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than [*], 2023.

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
ALSET CAPITAL ACQUISITION CORPORATION

January 31, 2022

Alset Capital Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Alset Capital Acquisition Corp.” The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on October 20, 2021 (the “Certificate”).

2. This Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”), which both restates and amends the provisions of the Certificate, was duly adopted in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”).

3. This Amended and Restated Certificate shall become effective on the date of filing with Secretary of State of Delaware.

4. The text of the Certificate, as amended to the date hereof, is hereby restated and amended in its entirety to read as follows:

ARTICLE I
NAME

The name of the corporation is Alset Capital Acquisition Corp. (the “Corporation”).

ARTICLE II
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL. In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges that are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation, including, but not limited to, effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Corporation and one or more businesses (a “Business Combination”).

ARTICLE III
REGISTERED AGENT

The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, National Registered Agents, City of Wilmington, County of New Castle, 19801. The name of its registered agent at that address is National Registered Agents, Inc.

ARTICLE IV
CAPITALIZATION

Section 4.1 Authorized Capital Stock. The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 56,000,000 shares, consisting of (a) 55,000,000 shares of common stock (the “Common Stock”), including (i) 50,000,000 shares of Class A Common Stock (the “Class A Common Stock”), and (ii) 5,000,000 shares of Class B Common Stock (the “Class B Common Stock”), and (b) 1,000,000 shares of preferred stock (the “Preferred Stock”).

Section 4.2 Preferred Stock. Subject to Article IX of this Amended and Restated Certificate, the Board of Directors of the Corporation (the “Board”) is hereby expressly authorized to provide out of the unissued shares of the Preferred Stock for one or more series of Preferred Stock and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designation (a “Preferred Stock Designation”) filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions.

Section 4.3 Common Stock.

(a) Voting.

(i) Except as otherwise required by law or this Amended and Restated Certificate (including any Preferred Stock Designation and Section 9.9 hereof), the holders of the Common Stock shall exclusively possess all voting power with respect to the Corporation.

(ii) Except as otherwise required by law or this Amended and Restated Certificate (including any Preferred Stock Designation and Section 9.9 hereof), the holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders on which the holders of the Common Stock are entitled to vote.

(iii) Except as otherwise required by law or this Amended and Restated Certificate (including any Preferred Stock Designation and Section 9.9 hereof), at any annual or special meeting of the stockholders of the Corporation, holders of the Class A Common Stock and holders of the Class B Common Stock, voting together as a single class, shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or this Amended and Restated Certificate (including any Preferred Stock Designation), holders of shares of any series of Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock or other series of Common Stock if the holders of such affected series of Preferred Stock or Common Stock, as applicable, are entitled exclusively, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate (including any Preferred Stock Designation) or the DGCL.

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(b) Class B Common Stock.

(i) Shares of Class B Common Stock shall be convertible into shares of Class A Common Stock on a one-for-one basis (the “Initial Conversion Ratio”) automatically on the closing of the Business Combination.

(ii) Notwithstanding the Initial Conversion Ratio, in the case that additional shares of Class A Common Stock, or Equity-linked Securities (as defined below), are issued or deemed issued in excess of the amounts sold in the Corporation’s initial public offering of securities (the “Offering”) and related to the closing of the initial Business Combination, all issued and outstanding shares of Class B Common Stock shall automatically convert into shares of Class A Common Stock at the time of the closing of the initial Business Combination at a ratio for which:

● the numerator shall be equal to the sum of (A) 25% of all shares of Class A Common Stock issued and outstanding or issuable (upon the conversion or exercise of any Equity-linked Securities or otherwise) by the Corporation, related to or in connection with the consummation of the initial Business Combination (excluding any securities issued or issuable to any seller in the initial Business Combination, any private placement warrants issued to Koo Dom Investment, LLC (the “Sponsor”) or its affiliates upon conversion of loans to the Corporation) plus (B) the number of shares of Class B Common Stock issued and outstanding prior to the closing of the initial Business Combination; and

● the denominator shall be the number of shares of Class B Common Stock issued and outstanding prior to the closing of the initial Business Combination.

As used herein, the term “Equity-linked Securities” means any debt or equity securities that are convertible, exercisable or exchangeable for shares of Class A common stock issued in a financing transaction in connection with a Business Combination, including but not limited to a private placement of equity or debt.

Notwithstanding anything to the contrary contained herein, (i) the foregoing adjustment to the Initial Conversion Ratio may be waived as to any particular issuance or deemed issuance of additional shares of Class A Common Stock or Equity-linked Securities by the written consent or agreement of holders of a majority of the shares of Class B Common Stock then outstanding consenting or agreeing separately as a single class in the manner provided in Section 4.3(b)(iii), and (ii) in no event shall the Class B Common Stock convert into Class A Common Stock at a ratio that is less than one-for-one.

The foregoing conversion ratio shall also be adjusted to account for any subdivision (by stock split, subdivision, exchange, stock dividend, reclassification, recapitalization or otherwise) or combination (by reverse stock split, exchange, reclassification, recapitalization or otherwise) or similar reclassification or recapitalization of the outstanding shares of Class A Common Stock into a greater or lesser number of shares occurring after the original filing of this Amended and Restated Certificate without a proportionate and corresponding subdivision, combination or similar reclassification or recapitalization of the outstanding shares of Class B Common Stock.

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Each share of Class B Common Stock shall convert into its pro rata number of shares of Class A Common Stock pursuant to this Section 4.3(b). The pro rata share for each holder of Class B Common Stock will be determined as follows: Each share of Class B Common Stock shall convert into such number of shares of Class A Common Stock as is equal to the product of one (1) multiplied by a fraction, the numerator of which shall be the total number of shares of Class A Common Stock into which all of the issued and outstanding shares of Class B Common Stock shall be converted pursuant to this Section 4.3(b) and the denominator of which shall be the total number of issued and outstanding shares of Class B Common Stock at the time of conversion.

(iii) Voting. Except as otherwise required by law or this Amended and Restated Certificate (including any Preferred Stock Designation), for so long as any shares of Class B Common Stock shall remain outstanding, the Corporation shall not, without the prior vote or written consent of the holders of a majority of the shares of Class B Common Stock then outstanding, voting separately as a single class, amend, alter or repeal any provision of this Amended and Restated Certificate, whether by merger, consolidation or otherwise, if such amendment, alteration or repeal would alter or change the powers, preferences or relative, participating, optional or other or special rights of the Class B Common Stock. Any action required or permitted to be taken at any meeting of the holders of Class B Common Stock may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of the outstanding Class B Common Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of Class B Common Stock were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which minutes of proceedings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand, by certified or registered mail or by electronic mail, return receipt requested. Prompt written notice of the taking of corporate action without a meeting by less than unanimous written consent of the holders of Class B Common Stock shall, to the extent required by law, be given to those holders of Class B Common Stock who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders of Class B Common Stock to take the action were delivered to the Corporation.

(c) Dividends. Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock and the provisions of Article IX hereof, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.

(d) Liquidation, Dissolution or Winding Up of the Corporation. Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock and the provisions of Article IX hereof, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of shares of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them.

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Section 4.4 Rights and Options. The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to acquire from the Corporation any shares of its capital stock of any class or classes, with such rights, warrants and options to be evidenced by or in instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock issuable upon exercise thereof may not be less than the par value thereof.

ARTICLE V
BOARD OF DIRECTORS

Section 5.1 Board Powers. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Amended and Restated Certificate or the By-Laws of the Corporation (“By-Laws”), the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Amended and Restated Certificate, and any By-Laws adopted by the stockholders; provided, however, that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such By-Laws had not been adopted.

Section 5.2 Number, Election and Term.

(a) The number of directors of the Corporation, other than those who may be elected by the holders of one or more series of the Preferred Stock voting separately by class or series, shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the Board.

(b) Subject to Section 5.5 hereof, the Board shall be divided into three classes, as nearly equal in number as possible and designated Class I, Class II and Class III. The Board is authorized to assign members of the Board already in office to Class I, Class II or Class III. The authorized number of directors may be changed only by resolution of the board of directors. The term of the initial Class I Directors shall expire at the first annual meeting of the stockholders of the Corporation following the effectiveness of this Amended and Restated Certificate, the term of the initial Class II Directors shall expire at the second annual meeting of the stockholders of the Corporation following the effectiveness of this Amended and Restated Certificate, and the term of the initial Class III Directors shall expire at the third annual meeting of the stockholders of the Corporation following the effectiveness of this Amended and Restated Certificate. At each succeeding annual meeting of the stockholders of the Corporation, beginning with the first annual meeting of the stockholders of the Corporation following the effectiveness of this Amended and Restated Certificate, each of the successors elected to replace the class of directors whose term expires at that annual meeting shall be elected for a three-year term or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal. Subject to Section 5.5 hereof, if the number of directors that constitutes the Board is changed, any increase or decrease shall be apportioned by the Board among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors constituting the Board shorten the term of any incumbent director. Subject to the rights of the holders of one or more series of Preferred Stock, voting separately by class or series, to elect directors pursuant to the terms of one or more series of Preferred Stock, the election of directors shall be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. The Board is hereby expressly authorized, by resolution or resolutions thereof, to assign members of the Board already in office to the aforesaid classes at the time this Amended and Restated Certificate (and therefore such classification) becomes effective in accordance with the DGCL.

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(c) Subject to Section 5.5 hereof, a director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

(d) Unless and except to the extent that the By-Laws shall so require, the election of directors need not be by written ballot. The holders of shares of Common Stock shall not have cumulative voting rights.

Section 5.3 Newly Created Directorships and Vacancies. Subject to Sections 5.5 and 9.9 hereof, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

Section 5.4 Removal. Subject to Sections 5.5 hereof and except as otherwise required by this Amended and Restated Certificate (including Section 9.9 hereof), any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

Section 5.5 Preferred Stock - Directors. Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Amended and Restated Certificate (including any Preferred Stock Designation) and such directors shall not be included in any of the classes created pursuant to this Article V unless expressly provided by such terms.

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ARTICLE VI
BYLAWS

In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power and is expressly authorized to adopt, amend, alter or repeal the By-Laws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the By-Laws. The By-Laws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Amended and Restated Certificate (including any Preferred Stock Designation), the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the By-Laws; and provided further, however, that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such By-Laws had not been adopted.

ARTICLE VII
MEETINGS OF STOCKHOLDERS; ACTION BY WRITTEN CONSENT

Section 7.1 Meetings. Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, Chief Executive Officer of the Corporation, or the Board pursuant to a resolution adopted by a majority of the Board, and the ability of the stockholders to call a special meeting is hereby specifically denied. Except as provided in the foregoing sentence, special meetings of stockholders may not be called by another person or persons.

Section 7.2 Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the By-Laws.

Section 7.3 Action by Written Consent. Except as may be otherwise provided for or fixed pursuant to this Amended and Restated Certificate (including any Preferred Stock Designation) relating to the rights of the holders of any outstanding series of Preferred Stock, subsequent to the consummation of the Offering, any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders other than with respect to the Class B Common Stock with respect to which action may be taken by written consent.

ARTICLE VIII
LIMITED LIABILITY; INDEMNIFICATION

Section 8.1 Limitation of Director Liability. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended unless they violated their duty of loyalty to the Corporation or its stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived improper personal benefit from their actions as directors. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

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Section 8.2 Indemnification and Advancement of Expenses.

(a) To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the indemnitee is not entitled to be indemnified under this Section 8.2 or otherwise. The rights to indemnification and advancement of expenses conferred by this Section 8.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 8.2(a), except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.

(b) The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section 8.2 shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Amended and Restated Certificate, the By-Laws, an agreement, vote of stockholders or disinterested directors, or otherwise.

(c) Any repeal or amendment of this Section 8.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Amended and Restated Certificate inconsistent with this Section 8.2, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

(d) This Section 8.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.

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ARTICLE IX
BUSINESS COMBINATION REQUIREMENTS; EXISTENCE

Section 9.1 General.

(a) The provisions of this Article IX shall apply during the period commencing upon the effectiveness of this Amended and Restated Certificate and terminating upon the consummation of the Corporation’s initial Business Combination and, subject to Section 9.9 hereof, no amendment to this Article IX shall be effective prior to the consummation of the initial Business Combination unless approved by the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Common Stock.

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option, if any) and certain other amounts specified in the Corporation’s registration statement on Form S-1, to be filed with the U.S. Securities and Exchange Commission (the “SEC”) on or about January 13, 2022 (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement (the “Trust Agreement”). Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within twelve (12) months from the closing of the Offering (or 15 months if the Corporation has filed a proxy statement, registration statement or similar filing for an initial business combination within 12 months from the consummation of the offering but has not completed the initial business combination within such 12-month period or prior to the Termination Date, as defined below, if applicable) (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open) (the “Deadline Date”) and (iii) the redemption of shares in connection with a stockholder vote to amend any provisions of this Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial Business Combination or to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (b) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.” In the event that the Corporation has not consummated an initial Business Combination within twelve (12) months from the date of the closing of the Offering (or 15 months if the Corporation has filed a proxy statement, registration statement or similar filing for an initial business combination within 12 months from the consummation of the offering but has not completed the initial business combination within such 12-month period or up to 27 months from the closing of the offering (the “Termination Date”) by the election of the Board, which may extend the period of time to consummate a Business Combination up to two times, each by an additional three (3) months, for an aggregate of six (6) additional months, provided that (i) the Sponsor (or its affiliates or permitted designees) (the “Lender”), upon five business days of advance notice prior to the Termination Date, will deposit into the Trust Account $1750,000 (or up to $862,500 if the underwriters’ over-allotment option is exercised in full) for each such extension in exchange for a non-interest bearing, unsecured promissory note and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with. The gross proceeds from the issuance of such promissory note(s) shall be held in the Trust Account and used to fund the conversion of the Offering Shares in accordance with Section 9.2. If the Corporation completes its initial Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note out of the proceeds of the Trust Account released to it or convert a portion or all of the amounts loaned under such promissory note(s) into units. If the Corporation does not complete a Business Combination by the Termination Date, the loans will be repaid only from funds held outside of the Trust Account.

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Section 9.2 Redemption Rights.

(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”); provided, however, that the Corporation will only redeem Offering Shares so long as (after such redemption), the Corporation’s net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)), or of any entity that succeeds the Corporation as a public company, will be at least $5,000,001 or any greater net tangible asset or cash requirement which may be contained in the agreement relating to the initial Business Combination either immediately prior to or upon consummation of the initial Business Combination (such limitation hereinafter called the “Redemption Limitation”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.

(b) If the Corporation offers to redeem the Offering Shares other than in conjunction with a stockholder vote on an initial Business Combination with a proxy solicitation pursuant to Regulation 14A of the Exchange Act (or any successor rules or regulations) and filing proxy materials with the SEC, the Corporation shall offer to redeem the Offering Shares upon the consummation of the initial Business Combination, subject to lawfully available funds therefor, in accordance with the provisions of Section 9.2(a) hereof pursuant to a tender offer in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act (or any successor rule or regulation) (such rules and regulations hereinafter called the “Tender Offer Rules”) which it shall commence prior to the consummation of the initial Business Combination and shall file tender offer documents with the SEC prior to the consummation of the initial Business Combination that contain substantially the same financial and other information about the initial Business Combination and the Redemption Rights as is required under Regulation 14A of the Exchange Act (or any successor rule or regulation) (such rules and regulations hereinafter called the “Proxy Solicitation Rules”), even if such information is not required under the Tender Offer Rules; provided, however, that if a stockholder vote is required by law to approve the proposed initial Business Combination, or the Corporation decides to submit the proposed initial Business Combination to the stockholders for their approval for business or other legal reasons, the Corporation shall offer to redeem the Offering Shares, subject to lawfully available funds therefor, in accordance with the provisions of Section 9.2(a) hereof in conjunction with a proxy solicitation pursuant to the Proxy Solicitation Rules (and not the Tender Offer Rules) at a price per share equal to the Redemption Price calculated in accordance with the following provisions of this Section 9.2(b). In the event that the Corporation offers to redeem the Offering Shares pursuant to a tender offer in accordance with the Tender Offer Rules, the Redemption Price per share of the Common Stock payable to holders of the Offering Shares tendering their Offering Shares pursuant to such tender offer shall be equal to the quotient obtained by dividing: (i) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest (net of taxes payable), by (ii) the total number of then outstanding Offering Shares. If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on the proposed initial Business Combination pursuant to a proxy solicitation, the Redemption Price per share of the Common Stock payable to holders of the Offering Shares exercising their Redemption Rights shall be equal to the quotient obtained by dividing (a) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest (net of taxes payable), by (b) the total number of then outstanding Offering Shares.

(c) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination pursuant to a proxy solicitation, a Public Stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Exchange Act), shall be restricted from seeking Redemption Rights with respect to more than an aggregate of 15% of the Offering Shares without the prior consent of the Corporation.

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(d) In the event that the Corporation has not consummated an initial Business Combination by the Deadline Date, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

(e) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if (i) such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination and (ii) the Redemption Limitation is not exceeded.

(f) If the Corporation conducts a tender offer pursuant to Section 9.2(b), the Corporation shall consummate the proposed initial Business Combination only if the Redemption Limitation is not exceeded.

Section 9.3 Distributions from the Trust Account.

(a) A Public Stockholder shall be entitled to receive funds from the Trust Account only as provided in Sections 9.2(a), 9.2(b), 9.2(d) or 9.7 hereof. In no other circumstances shall a Public Stockholder have any right or interest of any kind in or to distributions from the Trust Account, and no stockholder other than a Public Stockholder shall have any interest in or to the Trust Account.

(b) Each Public Stockholder that does not exercise its Redemption Rights shall retain its interest in the Corporation and shall be deemed to have given its consent to the release of the remaining funds in the Trust Account to the Corporation, and following payment to any Public Stockholders exercising their Redemption Rights, the remaining funds in the Trust Account shall be released to the Corporation.

(c) The exercise by a Public Stockholder of the Redemption Rights shall be conditioned on such Public Stockholder following the specific procedures for redemptions set forth by the Corporation in any applicable tender offer or proxy materials sent to the Public Stockholders relating to the proposed initial Business Combination. Payment of the amounts necessary to satisfy the Redemption Rights properly exercised shall be made as promptly as practical after the consummation of the initial Business Combination.

Section 9.4 Share Issuances. Prior to the consummation of the Corporation’s initial Business Combination, the Corporation shall not issue any additional shares of capital stock of the Corporation that would entitle the holders thereof to receive funds from the Trust Account or vote on any initial Business Combination, on any pre-Business Combination activity or on any amendment to this Article IX.

Section 9.5 Transactions with Affiliates. In the event the Corporation enters into an initial Business Combination with a target business that is affiliated with the Sponsor, or the directors or officers of the Corporation, the Corporation, or a committee of the independent directors of the Corporation, shall obtain an opinion from an independent investment banking firm or another independent firm that commonly renders valuation opinions that such Business Combination is fair to the Corporation from a financial point of view.

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Section 9.6 No Transactions with Other Blank Check Companies. The Corporation shall not enter into an initial Business Combination with another blank check company or a similar company with nominal operations.

Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) to modify (i) the substance or timing of the Corporation’s obligation to allow redemption in connection with the Corporation’s initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by the Deadline Date, or (ii) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then outstanding Offering Shares; provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.

Section 9.8 Minimum Value of Target. So long as the Corporation maintains its listing on Nasdaq, the Corporation’s initial Business Combination must occur with one or more target businesses that together have a fair market value of at least 80% of the assets held in the Trust Account (excluding the deferred underwriting discount held in, and taxes payable on the income earned on, the Trust Account) at the time of the agreement to enter into the initial Business Combination in accordance with Nasdaq rules.

Section 9.9 Appointment and Removal of Directors. Notwithstanding any other provision in this Amended and Restated Certificate, prior to the closing of the initial Business Combination, the holders of Class B Common Stock shall have the exclusive right to elect and remove, with or without cause, any director, and the holders of Class A Common Stock shall have no right to vote on the election or removal of any director. This Section 9.9 may be amended only by a resolution passed by holders of at least 90% of the outstanding Common Stock voting thereon.

ARTICLE X
BUSINESS COMBINATIONS

Section 10.1 Section 203 of the DGCL. The Corporation will be subject to Section 203 of the DGCL.

Section 10.2 Limitations on Business Combinations. Notwithstanding Section 10.1, the Corporation shall not engage in any business combination (as defined below), at any point in time at which the Corporation’s common stock is registered under Section 12(b) or 12(g) of the Exchange Act, with any interested stockholder (as defined below) for a period of three years following the time that such stockholder of the Corporation became an interested stockholder, unless:

(a) prior to such time, the Board approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, or

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(b) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock (as defined below) of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by (i) persons who are directors and also officers of the Corporation or (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or

(c) at or subsequent to such time, the business combination is approved by the Board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock of the Corporation which is not owned by the interested stockholder.

Section 10.3 Definitions. For the purposes of this Article X:

(a) “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.

(b) “associate,” when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

(c) “business combination,” when used in reference to the Corporation and any interested stockholder, means:

(i) any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (A) with the interested stockholder, or (B) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation Article XI is not applicable to the surviving entity;

(ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;

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(iii) any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (A) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (B) pursuant to a merger under Section 251(g) of the DGCL; (C) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (D) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of said stock; or (E) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (C)-(E) of this subsection (iii) shall there be an increase in the interested stockholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments);

(iv) any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or

(v) any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees or pledges (other than those expressly permitted in subsections (i)-(iv) above) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.

(d) “control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of the Corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Article X, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

(e) “interested stockholder” means any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of 15% or more of the outstanding voting stock of the Corporation, or (ii) is an affiliate or associate of the Corporation and was the owner of 15% or more of the outstanding voting stock of the Corporation at any time within the three year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder, and the affiliates and associates of such person; provided, however, that the term “interested stockholder” shall not include (A) the Principal Stockholder or Principal Stockholder Transferees or any “group” (within the meaning of Rule 13d-5 of the Exchange Act) that includes any Principal Stockholder or Principal Stockholder Transferee or (B) any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of any action taken solely by the Corporation; provided that such person specified in this clause (B) shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of “owner” below but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

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(f) “owner,” including the terms “own” and “owned,” when used with respect to any stock, means a person that individually or with or through any of its affiliates or associates:

(i) beneficially owns such stock, directly or indirectly; or

(ii) has (A) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered stock is accepted for purchase or exchange; or (B) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to ten or more persons; or

(iii) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (B) of subsection (ii) above), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.

(g) “person” means any individual, corporation, partnership, unincorporated association or other entity.

(h) “stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.

(i) “Principal Stockholder” means, collectively, (i) the Sponsor and (ii) any affiliate or successor of a person referenced in clauses (i) and (ii) of this definition.

(j) “Principal Stockholder Transferee” means any Person who acquires voting stock of the Corporation from the Principal Stockholder (other than in connection with a public offering) and who is designated in writing by the Principal Stockholder as a “Principal Stockholder Transferee.”

(k) “voting stock” means stock of any class or series entitled to vote generally in matters submitted for stockholders’ approval other than the election of directors.

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ARTICLE XI
CORPORATE OPPORTUNITY

To the extent allowed by law, the doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors, or any of their respective affiliates, in circumstances where the application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Amended and Restated Certificate or in the future, and the Corporation renounces any expectancy that any of the directors or officers of the Corporation will offer any such corporate opportunity of which he or she may become aware to the Corporation, except, the doctrine of corporate opportunity shall apply with respect to any of the directors or officers of the Corporation with respect to a corporate opportunity that was offered to such person solely in his or her capacity as a director or officer of the Corporation and (i) such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue and (ii) the director or officer is permitted to refer that opportunity to the Corporation without violating any legal obligation.

ARTICLE XII
AMENDMENT OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate (including any Preferred Stock Designation), and other provisions authorized by the laws of the State of Delaware at the time in force that may be added or inserted, in the manner now or hereafter prescribed by this Amended and Restated Certificate and the DGCL; and, except as set forth in Article VIII, all rights, preferences and privileges of whatever nature herein conferred upon stockholders, directors or any other persons by and pursuant to this Amended and Restated Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article XI; provided, however, that Article IX of this Amended and Restated Certificate may be amended only as provided therein.

ARTICLE XIII
EXCLUSIVE FORUM FOR CERTAIN LAWSUITS; CONSENT TO JURISDICTION

Section 13.1 Forum. Subject to the last sentence in this Section 13.1, and unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by the applicable law, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation, its directors, officers or employees arising pursuant to any provision of the DGCL or this Amended and Restated Certificate or the By-Laws, or (iv) any action asserting a claim against the Corporation, its directors, officers or employees governed by the internal affairs doctrine and, if brought outside of Delaware, the stockholder bringing the suit will be deemed to have consented to service of process on such stockholder’s counsel except any action (A) as to which the Court of Chancery in the State of Delaware determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), (B) which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or (C) for which the Court of Chancery does not have subject matter jurisdiction. Notwithstanding the foregoing, (i) the provisions of this Section 13.1 will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction and (ii) unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder.

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Section 13.2 Consent to Jurisdiction. If any action the subject matter of which is within the scope of Section 13.1 immediately above is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Section 13.1 immediately above (an “FSC Enforcement Action”) and (ii) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

Section 13.3 Severability. If any provision or provisions of this Article XIII shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article XIII (including, without limitation, each portion of any sentence of this Article XIII containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XIII.

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IN WITNESS WHEREOF, Alset Capital Acquisition Corp. has caused this Amended and Restated Certificate of Incorporation to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.

By:	/s/ Heng Fai Ambrose Chan
Name:	Heng Fai Ambrose Chan
Title:	Chief Executive Officer

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PROXY CARD

ALSET CAPITAL ACQUISITION CORP.

PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on [*], 2023: The Proxy Statement is available at https://www.materials.proxyvote.com/[*].

The undersigned hereby appoints Heng Fai Ambrose Chan as proxy of the undersigned to attend the Special Meeting of Stockholders (the “Special Meeting”) of Alset Capital Acquisition Corp. (the “Company”), to be held via virtual meeting as described in the Proxy Statement on [*], 2023 at 10:00 a.m. Eastern Time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Special Meeting, dated [*], 2023 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.	PROPOSAL 1. CHARTER AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO EXTEND THE DATE BY WHICH THE COMPANY HAS TO CONSUMMATE A BUSINESS COMBINATION ON A MONTH-TO-MONTH BASIS UP TO TWELVE (12) TIMES, EACH SUCH EXTENSION FOR AN ADDITIONAL ONE (1) MONTH PERIOD, FROM MAY 3, 2023, UNTIL MAY 3, 2024.

For ☐ Against ☐ Abstain ☐

2.	PROPOSAL 2. TRUST AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S INVESTMENT MANAGEMENT TRUST AGREEMENT, DATED AS OF JANUARY 31, 2022, TO ALLOW THE COMPANY TO EXTEND THE EXTENDED TERMINATION DATE FROM FEBRUARY 3, 2023, UP TO TWELVE (12) TMES, EACH SUCH EXTENSION FOR AN ADDITIONAL ONE (1) MONTH PERIOD, UNTIL NOVEMBER 3, 2023.

For ☐ Against ☐ Abstain ☐

3.	PROPOSAL 3. NTA REQUIREMENT AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EXPAND THE METHODS THAT THE COMPANY MAY EMPLOY TO NOT BECOME SUBJECT TO THE “PENNY STOCK” RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

For ☐ Against ☐ Abstain ☐

4.	PROPOSAL 4. ADJOURNMENT — APPROVAL TO DIRECT THE CHAIRPERSON OF THE SPECIAL MEETING TO ADJOURN THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTE AT THE TIME OF THE MEETING, THERE ARE NOT SUFFICIENT VOTES TO APPROVE PROPOSAL 1.

For ☐ Against ☐ Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Special Meeting (Circle one): Yes No

Number of attendees: ____________

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.